EXECUTION VERSION

COPART, INC.

$400,000,000

$100,000,000 4.07% Senior Notes, Series A, due December 3, 2024

$100,000,000 4.19% Senior Notes, Series B, due December 3, 2026

$100,000,000 4.25% Senior Notes, Series C, due December 3, 2027

$100,000,000 4.35% Senior Notes, Series D, due December 3, 2029

______________

NOTE PURCHASE AGREEMENT

______________

Dated as of December 3, 2014

ATTACHMENTS TO NOTE PURCHASE AGREEMENT:

SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 4.07% SENIOR NOTE, SERIES A, DUE DECEMBER 3, 2024

SCHEDULE 1(b)	—	FORM OF 4.19% SENIOR NOTE, SERIES B, DUE DECEMBER 3, 2026

SCHEDULE 1(c)	—	FORM OF 4.25% SENIOR NOTE, SERIES C, DUE DECEMBER 3, 2027

SCHEDULE 1(d)	—	FORM OF 4.35% SENIOR NOTE, SERIES D, DUE DECEMBER 3, 2029

SCHEDULE 2.2	—	FORM OF SUBSIDIARY GUARANTY

SCHEDULE 4.5	—	FORM OF INTERCREDITOR AGREEMENT

SCHEDULE 4.8(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY

SCHEDULE 4.8(b)	—	FORM OF OPINION OF SPECIAL CONNECTICUT COUNSEL FOR THE COMPANY

SCHEDULE 4.8(c)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 7.2(a)	—	FORM OF OFFICER’S COMPLIANCE CERTIFICATE

SCHEDULE 9.15	—	POST-CLOSING MATTERS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

COPART, INC.

14185 Dallas Parkway
Dallas, TX 75254

$100,000,000 4.07% Senior Notes, Series A, due December 3, 2024

$100,000,000 4.19% Senior Notes, Series B, due December 3, 2026

$100,000,000 4.25% Senior Notes, Series C, due December 3, 2027

$100,000,000 4.35% Senior Notes, Series D, due December 3, 2029

December 3, 2014

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

Copart, Inc., a Delaware corporation (the “Company”), agrees with each of the Purchasers as follows:

SECTION 1.

AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of $400,000,000 aggregate principal amount of its senior secured notes consisting of (a) $100,000,000 aggregate principal amount of its 4.07% Senior Notes, Series A, due December 3, 2024 (the “Series A Notes”), (b) $100,000,000 aggregate principal amount of its 4.19% Senior Notes, Series B, due December 3, 2026 (the “Series B Notes”), (c) $100,000,000 aggregate principal amount of its 4.25% Senior Notes, Series C, due December 3, 2027 (the “Series C Notes”) and (d) $100,000,000 aggregate principal amount of its 4.35% Senior Notes, Series D, due December 3, 2029 (the “Series D Notes”; the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, collectively, the “Notes”).  The Notes shall be substantially in the form set out in Schedule 1(a), Schedule 1(b), Schedule 1(c) and Schedule 1(d), respectively.  Certain capitalized and other terms used in this Agreement are defined in Schedule A.  References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified.  References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2.

SALE AND PURCHASE OF NOTES; SUBSIDIARY GUARANTY; SECURITY.

Section 2.1.

Sale and Purchase of Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2.

Subsidiary Guaranty.  The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty Agreement dated as of December 3, 2014, which shall be substantially in the form of Schedule 2.2 attached hereto (the “Subsidiary Guaranty”).

Section 2.3.

Security for the Notes.  The obligations of the Company hereunder and under the Notes and of the Subsidiary Guarantors under the Subsidiary Guaranty are secured pursuant to the Security Documents.

SECTION 3.

CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 233 S. Wacker Drive, Suite 6600, Chicago, IL 60606, at 11:00 a.m., New York, New York time, at a closing (the “Closing”) on December 3, 2014 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers (the “Closing Date”).  At the Closing the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the account of the Company set forth in the funding instructions delivered by the Company pursuant to Section 4.16.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4.

CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.

Representations and Warranties.

(a)

Representations and Warranties of the Company.  The representations and warranties of the Company in this Agreement and each other Transaction Document to which it is a party shall be correct when made and at the Closing.

(b)

Representations and Warranties of the Subsidiary Guarantors.  The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty and in each other Transaction Document to which it is a party shall be correct when made and at the Closing.

Section 4.2.

Performance; No Default.  The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement, the Subsidiary Guaranty and each other Transaction Document required to be performed or complied with by it prior to or at the Closing.  Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 9.13), no Default or Event of Default shall have occurred and be continuing.

Section 4.3.

Compliance Certificates.

(a)

Officer’s Certificate of the Company.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.15 have been fulfilled.

(b)

Secretary’s Certificate of the Company.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the other Transaction Documents to which it is a party and (2) the Company’s organizational documents as then in effect.

(c)

Officer’s Certificates of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.15 have been fulfilled.

(d)

Secretary’s Certificates of the Subsidiary Guarantors.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary, dated the date of such Closing, certifying as to (1) the resolutions attached thereto and other corporate or other proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty and the other Transaction Documents to which it is a party and (2) such Subsidiary Guarantor’s organizational documents as then in effect.

(e)

Good Standing Certificates.  The Company shall have delivered to such Purchaser certificates as of a recent date of the good standing of each Transaction Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable.

Section 4.4.

Subsidiary Guaranty.  The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary of the Company that would be required to deliver a Subsidiary Guaranty pursuant to Section 9.7 or 9.8 and shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof.

Section 4.5.

Security Documents; Personal Property Collateral

(a)

Each Security Document specified by the Purchasers to be delivered on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof.

(b)

Such Purchaser shall have received all information necessary file UCC-1 financing statements in the jurisdictions of incorporation or formation of each Transaction Party.

(c)

Such Purchaser shall have received evidence that the Collateral Agent shall have received original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Security Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof.

(d)

Such Purchaser shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory to such Purchaser, made against the Transaction Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Transaction Party, indicating among other things that the assets of each such Transaction Party are free and clear of any Lien (except for Permitted Liens).

(e)

Such Purchaser shall have received, in each case in form and substance reasonably satisfactory to such Purchaser, evidence of property, business interruption and liability insurance covering each Transaction Party (with appropriate endorsements naming the Collateral Agent as lender’s loss payee on all policies for property hazard insurance and as additional insured on all policies for liability insurance).

Section 4.6.

Intercreditor Agreement.  The Bank Agent, each lender party to the Credit Agreement, each Purchaser and the Collateral Agent shall have executed and delivered, and each Transaction Party shall have acknowledged, that certain Intercreditor and Collateral Agency Agreement dated as of December 3, 2014 (as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time, the “Intercreditor Agreement”) substantially in the form of Schedule 4.5.

Section 4.7.

Credit Agreement.  The Credit Agreement providing for a $300,000,000 revolving credit facility and a $300,000,000 term loan facility to the Company and having other terms and conditions satisfactory to such Purchaser, shall have been duly executed and delivered by the Company, the Bank Agent and the lenders party to the Credit Agreement, and shall be in full force and effect.  All conditions precedent to the making of the term loans under the Credit Agreement shall have been satisfied and prior to, or concurrently with, the purchase of the Notes, the Company shall have received the proceeds of the term loan under the Credit Agreement in accordance with the terms thereof.  All instruments, documents and agreements related to the closing of the transactions under the Credit Agreement shall be in form and substance reasonably satisfactory to such Purchaser and such Purchaser shall have received a copy of the Credit Agreement certified by an Officer’s Certificate of the Company, dated the date of the Closing, as true, correct and complete.

Section 4.8.

Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from Wilson Sonsini Goodrich & Rosati, special counsel for the Company, covering the matters set forth in Schedule 4.8(a) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from Shipman, Shaiken & Schwefel, LLC, special Connecticut counsel for the Company, covering the matters set forth in Schedule 4.8(b) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (c) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.8(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.9.

Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.10.

Financial Condition/Solvency Certificate.  The Company shall have delivered to such Purchaser a certificate, in form and substance satisfactory to such Purchaser, and certified as accurate by the chief financial officer of the Company, that (a) after giving effect to the Transactions, the Company and its Subsidiaries, taken as a whole, are Solvent and (b) attached thereto are calculations evidencing compliance on a Pro Forma Basis after giving effect to the Transactions with the covenants contained in Section 10.15.

Section 4.11.

Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.12.

Structuring Fee.  The Company shall have paid to each Purchaser (or its designee), a structuring fee equal to 7.50 basis points of the aggregate principal amount of all Notes to be purchased by such Purchaser on the Closing Date.  The aggregate structuring fees payable pursuant to this Section 4.12 to all Purchasers shall equal $300,000.

Section 4.13.

Payment of Special Counsel Fees.  Without limiting Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the

Purchasers’ special counsel referred to in Section 4.8 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.14.

Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.15.

Changes in Corporate Structure.  Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.15.

Section 4.16.

Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of payment of funds for the purchase of the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.17.

Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.

REPRESENTATIONS AND WARRANTIES OF THE TRANSACTION PARTIES.

To induce the Purchasers to enter into this Agreement and to induce the Purchasers to purchase the Notes, the Transaction Parties hereby represent and warrant to each Purchaser both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date, that

Section 5.1.

Organization; Power; Qualification.  Each Transaction Party and each Subsidiary thereof (a) is duly organized or incorporated, validly existing and in good standing (or in the case of any Foreign Subsidiary, the equivalent status, if any, in the applicable foreign jurisdiction) under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization (to the extent applicable in the case of Foreign Subsidiaries) except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.  Each Transaction Party and each Subsidiary as of the Closing Date, and the jurisdictions in which each Transaction Party and each Subsidiary thereof are organized and qualified to do business as of the Closing Date are listed on Schedule 5.1 to the Disclosure Letter.

Section 5.2.

Ownership.  As of the Closing Date, the capitalization of each Transaction Party (other than the Company) consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 5.2 to the Disclosure Letter.  As of the Closing Date, all outstanding shares of each Subsidiary have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 5.2 to the Disclosure Letter.  As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Subsidiary, except as described on Schedule 5.2 to the Disclosure Letter.

Section 5.3.

Authorization; Enforceability.  Each Transaction Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party in accordance with their respective terms.  This Agreement and each of the other Transaction Documents have been duly executed and delivered by the duly authorized officers of each Transaction Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Transaction Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies (regardless of whether enforcement is sought in equity or at law).

Section 5.4.

Compliance of Agreement, Transaction Documents and Issuance of Notes with Laws, Etc.  The execution, delivery and performance by each Transaction Party of the Transaction Documents to which each such Person is a party, in accordance with their respective terms, the issuance and sale of the Notes hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval on the part of any Transaction Party or violate any Applicable Law relating to any Transaction Party or any Subsidiary thereof, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Transaction Party, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than consents or filings under the UCC.

Section 5.5.

Compliance with Law; Governmental Approvals.  Each Transaction Party and each Subsidiary thereof (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other

Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (a), (b) or (c) where the failure to have, comply, file or retain could not reasonably be expected to have a Material Adverse Effect.

Section 5.6.

Tax Returns and Payments.  Each Transaction Party and each Subsidiary thereof has duly filed or caused to be filed all federal and all other material state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal and all other material state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Transaction Party).  Such returns accurately reflect in all material respects all liability for taxes of any Transaction Party or any Subsidiary thereof for the periods covered thereby.  As of the Closing Date, except as set forth on Schedule 5.6 to the Disclosure Letter, there is no ongoing audit or examination or, to its knowledge, other investigation by any Governmental Authority of the tax liability of any Transaction Party or any Subsidiary thereof.  No Governmental Authority has asserted any Lien or other claim against any Transaction Party or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved (other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Transaction Party or that could not reasonably be expected to have a Material Adverse Effect and (b) Permitted Liens).  The charges, accruals and reserves on the books of each Transaction Party and each Subsidiary thereof in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of any Transaction Party or any Subsidiary thereof are in the judgment of the Company adequate, and the Company does not anticipate any additional taxes or assessments for any of such years that could reasonably be expected to have a Material Adverse Effect.

Section 5.7.

Intellectual Property Matters.  Each Transaction Party and each Subsidiary thereof owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business except where the failure to own or possess such rights could not reasonably be expected to have a Material Adverse Effect.  No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Transaction Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, in each case where such revocation, termination or liability could reasonably be expected to have a Material Adverse Effect.

Section 5.8.

Environmental Matters.

(a)

None of the Transaction Parties and nor any Subsidiary thereof has released any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

(b)

To its knowledge, each Transaction Party and each Subsidiary thereof and all their operations are in compliance, and have been in compliance, with all applicable Environmental Laws except for such noncompliance or violations which could not reasonably be expected to have a Material Adverse Effect, and none of the Transaction Parties nor any Subsidiary thereto has actual knowledge of any contamination at, under or about such owned or leased properties which would reasonably be expected to materially interfere with their continued operations;

(c)

No Transaction Party nor any Subsidiary thereof has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, nor does any Transaction Party or any Subsidiary thereof have actual knowledge that any such written notice will be received or is being threatened;

(d)

To its knowledge, none of the Transaction Parties nor any Subsidiary has transported or disposed of any Hazardous Materials to or from the properties owned, leased or operated by any Transaction Party or any Subsidiary thereof in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws which could reasonably be expected to have a Material Adverse Effect, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect; and

(e)

No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Company, threatened, under any Environmental Law to which any Transaction Party or any Subsidiary thereof is or will be named as a potentially responsible party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, outstanding under any applicable Environmental Law with respect to any Transaction Party, any Subsidiary thereof, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.9.

Compliance with ERISA.

(a)

The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, in all cases other than such liabilities or Liens as would not individually or in the aggregate result in a Material Adverse Effect.

(b)

The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)

The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate could result in a Material Adverse Effect.

(d)

The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)

The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.9(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.10.

Margin Stock.  No Transaction Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System).  No part of the proceeds of any of the Notes will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.  Following the application of the proceeds of the Notes, not more than 25% of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 10.2 or Section 10.5 or subject to any restriction contained in any agreement or instrument between the Company and any holder of Notes or any Affiliate of any holder of Notes relating to Indebtedness in excess of the Threshold Amount will be “margin stock”.

Section 5.11.

Government Regulation.  No Transaction Party nor any Subsidiary thereof is required to register as an “investment company” within the meaning of the Investment Company Act of 1940 and no Transaction Party nor any Subsidiary thereof is, or after giving effect to the issuance and sale of the Notes will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

Section 5.12.

Material Contracts.  The Company’s filings with the SEC set forth a complete and accurate list of all Material Contracts of each Transaction Party and each Subsidiary thereof in effect as of the Closing Date.  Other than as set forth in Schedule 5.12 to the Disclosure Letter, as of the Closing Date, each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Transaction Documents will be, in full force and effect in accordance with the terms thereof.  As of the Closing Date, no Transaction Party nor any Subsidiary thereof (nor, to its knowledge, any other party thereto) is in breach of or in default under any Material Contract in any material respect.

Section 5.13.

Employee Relations.  As of the Closing Date, no Transaction Party or any Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 5.13 to the Disclosure Letter.  The Company knows of no pending or threatened in writing strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.14.

Burdensome Provisions.  The Transaction Parties and their respective Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.  No Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Equity Interests to the Company or any Subsidiary or to transfer any of its assets or properties to the Company or any other Subsidiary in each case other than existing under or by reason of the Transaction Documents or Applicable Law or as permitted by Section 10.10.

Section 5.15.

Financial Statements.  The audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended July 31, 2014 delivered to the Purchasers prior to the Closing Date fairly present in all material respects on a Consolidated basis the assets, liabilities and financial position of the Company and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended.  All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP.  Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed in financial statements prepared in accordance with GAAP.  The pro forma financial statements and projections delivered by the Company to the Purchasers prior to the Closing Date were prepared in good faith on the basis of the assumptions stated therein, which assumptions are believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Purchasers that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections).

Section 5.16.

No Material Adverse Change.  Since July 31, 2014, there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect.

Section 5.17.

Solvency.  The Company and its Subsidiaries, on a Consolidated basis, are Solvent.

Section 5.18.

Title to Properties.  Each Transaction Party and each Subsidiary thereof has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by the Transaction Parties and their Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.19.

Litigation.  There are no actions, suits or proceedings pending nor, to its knowledge, threatened in writing against or in any other way relating adversely to or affecting any Transaction Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

Section 5.20.

Foreign Assets Control Regulations, Etc.

(a)

Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)

Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)

No part of the proceeds from the sale of the Notes hereunder:

(1)

constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(2)

will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(3)

will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)

The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.21.

Absence of Defaults.  No event has occurred or is continuing (a) which constitutes a Default or an Event of Default, or (b) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Transaction Party or any Subsidiary thereof under (i) any Material Contract or (ii) any judgment, decree or order to which any Transaction Party or any Subsidiary thereof is a party or by which any Transaction Party or any Subsidiary thereof or any of their respective properties may be bound or which would require any Transaction Party or any Subsidiary thereof to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (b), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.22.

Senior Indebtedness Status.  The Obligations of each Transaction Party under this Agreement and each of the other Transaction Documents rank and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and effectively senior to the extent of the value of the Collateral to all unsubordinated unsecured Indebtedness of each such Person and, to the extent applicable, is designated as “Senior Indebtedness” under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness.

Section 5.23.

Disclosure.  The Company and/or its Subsidiaries have disclosed to each Purchaser all agreements, instruments and corporate or other restrictions to which any Transaction Party and any Subsidiary thereof are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No financial statement, material report, material certificate or other material information furnished (in writing) by or on behalf of any Transaction Party or any Subsidiary thereof to the any Purchaser in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole and together with the Company’s filings with the SEC, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Purchasers that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections); provided further that with respect to information relating to the Company’s industry generally and trade data which relates to a Person that is not the Company or a Subsidiary thereof, the Company represents and warrants only that such information is believed by it in good faith to be accurate in all material respects.

Section 5.24.

Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.25.

Security Documents.  The Security Documents are effective to create in favor of the Collateral Agent, for the benefit of the holders of the Notes and the other holders of Secured Obligations, a legal, valid and enforceable security interest in the Collateral and the proceeds thereof.  In the case of certificated Pledged Stock described in the Security Agreement, in addition to filing the financing statements specified on Schedule 5.25 to the Disclosure Letter in the appropriate form in the offices specified on Schedule 5.25 to the Disclosure Letter, when the certificates representing such certificated Equity Interests pledged thereunder have been delivered to the Collateral Agent, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of each Transaction Party in such Collateral and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Person other than the other holders of Secured Obligations.  In the case of the Collateral (other than certificated Equity Interests) described in the Security Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 5.25 to the Disclosure Letter, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Transaction Parties in such Collateral and the proceeds thereof, as security for the Secured Obligations, in each case prior and superior in right to any other Person (except Liens permitted by Section 10.2) to the extent any such security interest may be perfected by the filing of a financing statement.

Section 5.26.

Notes Rank Pari Passu.  The Notes shall at all times remain direct obligations of the Company ranking pari passu with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and all other Obligations of the Company shall remain pari passu with all other Secured Obligations (actual or contingent) of the Company.

SECTION 6.

REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.

Purchase for Investment, Etc.

(a)

Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(b)

Each Purchaser severally represents that it is (1) a Qualified Institutional Buyer or (2) an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).

Section 6.2.

Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)

the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)

the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)

the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)

the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and the identity of such QPAM has been disclosed to the Company in writing pursuant to this clause (d) and, at the option of such Purchaser, such Purchaser may disclose to the Company the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund; or

(e)

the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)

the Source is a governmental plan; or

(g)

the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)

the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.

INFORMATION AS TO COMPANY.

Section 7.1.

Financial Statements and Budgets.  The Company shall deliver to each holder of a Note that is an Institutional Investor, in form and detail reasonably satisfactory to the Required Holders:

(a)

Annual Financial Statements.  As soon as practicable and in any event within 90 days (or, if earlier, on the date of any required public filing thereof (after giving effect to any extensions for filing under Rule 12b-25 promulgated under the Exchange Act)) after the end of each Fiscal Year (commencing with the Fiscal Year ended July 31, 2015), an audited Consolidated balance sheet of the Company and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year.  Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing, and accompanied by a report and opinion thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Company or any of its Subsidiaries not in accordance with GAAP.

(b)

Quarterly Financial Statements.  As soon as practicable and in any event within 45 days (or, if earlier, on the date of any required public filing thereof (after giving effect to any extensions for filing under Rule 12b-25 promulgated under the Exchange Act)) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended January 31, 2015), an unaudited Consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income and cash flows, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Company in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Company to present fairly in all material respects the financial condition of the Company and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of the Company and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes.

(c)

Annual Projections.  As soon as practicable and in any event within 120 days after the end of each Fiscal Year, a projected income statement, balance sheet and statement of cash flows of the Company and its Subsidiaries, on a consolidated basis for the upcoming Fiscal Year, accompanied by a certificate from a Responsible Officer of the Company to the effect that such projected income statement, balance sheet and statement of cash flows contain good faith projections (utilizing assumptions believed to be reasonable at the time of delivery of such projections) of the consolidated financial condition and operations of the Company and its Subsidiaries for such period.

Section 7.2.

Certificates; Other Reports.  The Company shall deliver to the holders of Notes:

(a)

at each time financial statements are delivered pursuant to Sections 7.1(a) or (b), (i) a duly completed Officer’s Compliance Certificate signed by the chief executive officer, chief financial officer, vice president of finance treasurer or controller of the Company, (ii) a report containing management’s discussion and analysis of such financial statements and (iii) a calculation of Excess Cash Flow; provided, however, that such calculation of Excess Cash Flow shall only be required annually (with financial statements delivered pursuant to Section 7.1(a)) unless the Total Net Leverage Ratio as of the most recent fiscal quarter end is greater than or equal to 3.00 to 1.00;

(b)

promptly upon receipt thereof, copies of all reports, if any, submitted to the Company or its boards of directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto;

(c)

promptly after the furnishing thereof, copies of any statement or report with respect to any event of default furnished to any holder of Indebtedness of any Transaction Party or any Subsidiary thereof in excess of the Threshold Amount pursuant to the terms of any indenture, loan or credit or similar agreement;

(d)

promptly after the institution or filing thereof, notice of any action or proceeding against any Transaction Party or any Subsidiary thereof with respect to any Environmental Law that could reasonably be expected to have a Material Adverse Effect;

(e)

promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company generally in their capacity as such, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, and in any case not otherwise required to be delivered to the holders of Notes pursuant hereto;

(f)

promptly, and in any event within five Business Days after receipt thereof by any Transaction Party or any Subsidiary thereof, copies of each material notice or other material correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation by such agency regarding financial or other operational results of any Transaction Party or any Subsidiary thereof;

(g)

promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations (including, without limitation, the PATRIOT Act), as from time to time reasonably requested by the any holder of a Note; and

(h)

such other information regarding the operations, business affairs and financial condition of any Transaction Party or any Subsidiary thereof as any holder of a Note may reasonably request.

Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.2(e) or any management report required to be delivered pursuant to Section 7.2(a) (to the extent any such documents or reports are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address, which is located at http://copart.com as of the Closing Date; or (2) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each holder of a Notes has free access; provided that the Company shall notify each holder of Notes (by facsimile or electronic mail) of the posting of any such documents.  Notwithstanding anything contained herein, in every instance the Company shall be required to provide (by facsimile or electronic mail) copies of the Officer’s Compliance Certificates required by Section 7.2 to the holders of Notes.

Section 7.3.

Notice of Litigation and Other Matters.  The Company shall promptly (but in no event later than 10 Business Days after any Responsible Officer of any Transaction Party obtains knowledge thereof) notify the holders of Notes in writing of:

(a)

the occurrence of any Default or Event of Default;

(b)

the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Transaction Party or any Subsidiary thereof or any of their respective properties, assets or businesses in each case that if adversely determined could reasonably be expected to result in a Material Adverse Effect;

(c)

any notice of any violation received by any Transaction Party or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

(d)

any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Transaction Party or any Subsidiary thereof that could reasonably be expected to have a Material Adverse Effect;

(e)

any attachment, judgment, lien, levy or order exceeding the Threshold Amount assessed against any Transaction Party or any Subsidiary thereof;

(f)

any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any Subsidiary thereof or any of their respective properties may be bound which could reasonably be expected to have a Material Adverse Effect;

(g)

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, in all cases if such liability or Lien could reasonably be expected to have a Material Adverse Effect;

(h)

promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect; and

(i)

copies of all material notices relating to the Credit Agreement or any Additional Pari Passu Debt Agreement received from or sent to the creditors thereunder.

Each notice pursuant to Section 7.3 (other than Section 7.3(i)) shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto.  Each notice pursuant to Section 7.3(a) shall describe with particularity any and all provisions of this Agreement and any other Transaction Document that have been breached.

Section 7.4.

Visits and Inspections.  Each Transaction Party shall permit representatives of the Collateral Agent or any Significant Holder (provided, that during any period when an Event of Default has occurred and is continuing, each Transaction Party shall permit representatives of the Collateral Agent or any holder of Notes), from time to time upon prior reasonable notice and at such times during normal business hours, all at the expense of the Company, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition and results of operations; provided that excluding any such visits and inspections during the continuation of an Event of Default, no holder of Notes shall exercise such rights more often than one time during any calendar year at the Company’s expense; provided further that upon the occurrence and during the continuance of an Event of Default, any holder of Notes may do any of the foregoing at the expense of the Company at any time without advance notice.

SECTION 8.

PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.

Required Prepayments.

(a)

Maturity Date.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

(b)

Required Prepayment Pursuant to Intercreditor Agreement.  If any amounts are to be applied to the principal of the Notes on any date pursuant to the terms of the Intercreditor Agreement, such principal amount of the Notes, together with interest and any Excess Leverage Fee thereon to such date and together with the Make-Whole Amount, if any, with respect to each Note, shall be due and payable on such date.

Section 8.2.

Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series, in an amount not less than $1,000,000 in aggregate principal amount of the Notes of such series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, that (a) the Company may not prepay the Notes in whole or in part pursuant to this Section 8.2 without the written consent of the Required Holder(s) if all or any portion of the funds paid to the holders of the Notes in such prepayment is or could be required to be shared with the other holders of Secured Obligations or delivered to the Collateral Agent under the Intercreditor Agreement and (b) the Company may not prepay any series of Notes under this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless all Notes at the time outstanding are prepaid on a pro rata basis.  The Company will give each holder of Notes of each series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than five days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest and any Excess Leverage Fee to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.

Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes (i) pursuant to Section 8.1(b), the principal amount of the Notes shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment and (ii) of a series pursuant to Section 8.2, the principal amount of the Notes of the series being prepaid to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  All prepayments pursuant to Section 8.6 shall be applied to the Notes for which the payment offered thereunder has been accepted in accordance with that Section.  All prepayments pursuant to Section 8.7 shall be applied to the Notes for which the prepayment offered thereunder has been accepted.

Section 8.4.

Maturity; Surrender, Etc.  In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest and Excess Leverage Fee, if any, on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.

Purchase of Notes.  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.

Offer to Prepay Upon Asset Dispositions and Insurance and Condemnation Events.

(a)

Excess Proceeds.  Upon an Asset Disposition (other than any Asset Disposition permitted pursuant to, and in accordance with, clauses (a) through (e) of Section 10.5) or any Insurance and Condemnation Event, the Net Cash Proceeds received by the Company or its Subsidiaries may be applied:

(i)

in the case of any Asset Disposition by a Subsidiary that is not a Subsidiary Guarantor or consisting of Equity Interests of a Subsidiary that is not a Subsidiary Guarantor, to repay Indebtedness of such Subsidiary, or

(ii)

to reinvest in or acquire assets (including Equity Interests or other assets acquired in connection with a Permitted Acquisition or that would constitute a Permitted Investment) used or useful in a business permitted under Section 10.11; provided that to the extent the assets subject to such Asset Disposition were Collateral, such newly acquired assets shall also be Collateral.

If any Net Cash Proceeds are not applied or invested (or committed pursuant to a written agreement to be applied or invested) as provided in subclause (i) or (ii) above within 365 days after receipt (or in the case of any amount committed to be so applied or reinvested, which are not actually so applied or reinvested within 180 days following such 365 day period), such Net Cash Proceeds will be deemed to constitute “Excess Proceeds.”

(b)

Notice and Offer.  The Company shall, within three Business Days following the earlier to occur of (i) the date on which the aggregate amount of Excess Proceeds exceeds $25,000,000 during any Fiscal Year (or, if such threshold is not met during any Fiscal Year, within five Business Days following the end of such Fiscal Year), the Company shall give written notice thereof to each holder of Notes (an “Excess Proceeds Prepayment Event”).  Such notice shall contain, and shall constitute, an irrevocable offer to prepay Notes in an aggregate amount equal to the Ratable Portion of such Excess Proceeds on the date specified in such notice (the “Excess Proceeds Prepayment Date”) which date shall be not less than 15 Business Days nor more than 30 days after the date of such offer.

(c)

Acceptance and Payment.  A holder of Notes may accept or reject the offer to prepay pursuant to this Section 8.6 by causing a notice of such acceptance or rejection to be delivered to the Company at least 10 days prior to the Excess Proceeds Prepayment Date.  A failure by a holder of the Notes to respond to an offer to prepay made pursuant to this Section 8.6 shall be deemed to constitute a rejection of such offer by such holder.  If accepted, such offered prepayment in respect of the Ratable Portion of the Notes of each holder that has accepted such offer shall be due and payable on the Excess Proceeds Prepayment Date.  Such offered prepayment shall be made at 100% of the aggregate Ratable Portion of the Notes of each holder that has accepted such offer, together with interest and any Excess Leverage Fee on that portion of the Notes then being prepaid accrued to the Excess Proceeds Prepayment Date but without any Make-Whole Amount.

(d)

Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.6 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (1) the Excess Proceeds Prepayment Date; (2) that such offer is being made pursuant to this Section 8.6 and that the failure by a holder to respond to such offer by the deadline established in Section 8.6(c) shall result in such offer to such holder being deemed rejected; (3) the Ratable Portion of each such Note offered to be prepaid; (4) the interest and Excess Leverage Fee, if any, that would be due on the Ratable Portion of each such Note offered to be prepaid, accrued to the Excess Proceeds Prepayment Date; (5) that the conditions of this Section 8.6 have been satisfied and (6) in reasonable detail, a description of the nature and date of the Asset Disposition of Insurance and Condemnation Event giving rise to such offer of prepayment.

Section 8.7.

Prepayment Upon Change of Control.

(a)

Notice of Change of Control or Control Event.  The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give written notice of such Change of Control or Control Event to each holder of Notes.  If a Change of Control has occurred or does occur, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.7(c) and shall be accompanied by the certificate described in Section 8.7(g).  For the avoidance of doubt, such notice in respect of any Change of Control need not be given if a notice was already given in respect of the corresponding Control Event.

(b)

[Reserved].

(c)

Offer to Prepay Notes.  The offer to prepay Notes contemplated by Section 8.7(a) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change of Control Proposed Prepayment Date”).  The Change of Control Proposed Prepayment Date shall be a Business Day (i) not less than 30 days and not more than 60 days after the date of such offer (or if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer) or (ii) if later than the dates set forth in clause (i), the date of consummation of the Change of Control.  For the avoidance of doubt, an offer to prepay the Notes in respect of any Change of Control need not be made if such offer was already made in respect of the corresponding Control Event.

(d)

Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change of Control Proposed Prepayment Date.  A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute an acceptance of such offer by such holder.

(e)

Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with accrued and unpaid interest and any Excess Leverage Fee accrued to the date of prepayment.  On the Business Day preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount due in connection with such prepayment and setting forth the details of the computation of such amount.  The prepayment shall be made on the Change of Control Proposed Prepayment Date, except as provided by Section 8.7(f).

(f)

Deferral Pending Change of Control.  The obligation of the Company to prepay Notes pursuant to the offers required by Section 8.7(c) and accepted in accordance with Section 8.7(d) is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made.  In the event that such Change of Control does not occur on the Change of Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change of Control occurs.  The Company shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change of Control and the prepayment are expected to occur and (3) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change of Control automatically shall be deemed rescinded without penalty or other liability).

(g)

Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (1) the Change of Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.7 and that failure by a holder to respond to such offer by the deadline established in Section 8.7(d) shall result in such offer to such holder being deemed accepted, (3) the principal amount of each Note offered to be prepaid, (4) the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation, (5) the interest and Excess Leverage Fee that would be due on each Note offered to be prepaid, accrued to the Change of Control Proposed Prepayment Date, (6) that the conditions of this Section 8.7 have been fulfilled and (7) in reasonable detail, the nature and date of the Change of Control.

Section 8.8.

Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b), 8.2 or 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the ask-side yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest and, to the extent the Excess Leverage Fee is applicable at the time of any determination thereof, Excess Leverage Fee (assuming that Excess Leverage Fee would continue to be applicable) that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which payments of interest and Excess Leverage Fee are due to be made under the Notes, then the amount of the next succeeding scheduled payments of interest and Excess Leverage Fee  will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1(b), 8.2 or 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.9.

Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9.

AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1.

Compliance with Laws.  Without limiting Section 9.12 or Section 10.18, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.20, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.

Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents.  All such insurance shall, (a) name the Collateral Agent as an additional insured party thereunder and (b) in the case of each casualty insurance policy, name the Collateral Agent as lender’s loss payee.

Section 9.3.

Maintenance of Properties.  In addition to the requirements of the Security Documents, the Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, in each case except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.

Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all U.S. federal tax returns and all other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.

Corporate Existence, Etc.  The Company will at all times preserve and keep its corporate existence in full force and effect.  Subject to Sections 10.4 and 10.5, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.

Books and Records.  The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account from which financial statements may be prepared in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company, such Subsidiary or any of their respective Properties, as the case may be.  The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7.

Additional Subsidiaries.

(a)

Additional Domestic Subsidiaries.  The Company will, and will cause each of its Subsidiaries to, promptly after the creation or acquisition of any Domestic Subsidiary that is not an Excluded Subsidiary or any formerly Excluded Subsidiary ceases to be an Excluded Subsidiary (and, in any event, within 45 days after such creation, acquisition or change (which change shall be determined and be deemed to have occurred at the time financial statements for the applicable period have been provided by the Company pursuant to this Agreement), as such time period may be extended by the Collateral Agent in its sole discretion) cause such Person or any other Person that guarantees the obligations under any Material Credit Facility to (i) become a Guarantor by delivering to the Collateral Agent (with a copy to each holder of Notes) a duly executed supplement to the Subsidiary Guaranty or such other document as the Required Holders shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the Security Agreement) owned by such Subsidiary by delivering to the Collateral Agent (with a copy to each holder of Notes) a duly executed supplement to each applicable Security Document or such other document as the Collateral Agent or the Required Holders shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Collateral Agent (with a copy to each holder of Notes) such opinions, documents and certificates as may be reasonably requested by the Collateral Agent or the Required Holders, (iv) to the extent required by the Security Agreement, deliver to the Collateral Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Person (to the extent certificated), (v) deliver to the Collateral Agent and the holders of Notes such updated Schedules to the Transaction Documents as reasonably requested by the Collateral Agent or the Required Holders with respect to such Person, and (vi) deliver to the Collateral Agent (with a copy to each holder of Notes) such other documents as may be reasonably requested by the Collateral Agent or the Required Holders, all in form, content and scope reasonably satisfactory to the Collateral Agent and the Required Holders.

(b)

Additional Foreign Subsidiaries.  The Company will, and will cause each of its Subsidiaries to, notify the Collateral Agent and each holder of Notes promptly after any Person becomes a First Tier Foreign Subsidiary, and promptly thereafter (and, in any event, within 45 days after such notification, as such time period may be extended by the Collateral Agent in its sole discretion), cause (i) the applicable Transaction Party to deliver to the Collateral Agent (with a copy to each holder of Notes) Security Documents pledging 65% of the total outstanding voting Equity Interests (and 100% of the non-voting Equity Interests) of any such new First Tier Foreign Subsidiary and a consent thereto executed by such new First Tier Foreign Subsidiary (including, without limitation, if applicable, original certificated Equity Interests (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such new First Tier Foreign Subsidiary, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Collateral Agent (with a copy to each holder of Notes) such opinions, documents and certificates as may be reasonably requested by the Collateral Agent or the Required Holders, (iii) such Person to deliver to the Collateral Agent and the holders of Notes such updated Schedules to the Transaction Documents as requested by the Collateral Agent or the Required Holders with respect to such Person and (iv) such Person to deliver to the Collateral Agent such other documents as may be reasonably requested by the Collateral Agent or the Required Holders, all in form, content and scope reasonably satisfactory to the Collateral Agent and the Required Holders.  Notwithstanding the foregoing, in no event shall any Transaction Party or any Subsidiary thereof be required to deliver any documents governed by, or take any action with respect to any pledge of such new First Tier Foreign Subsidiary under, the laws of any non-U.S. jurisdiction.

(c)

Merger Subsidiaries.  Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 9.7(a) or (b), as applicable, until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 9.7(a) or (b), as applicable, within 45 days of the consummation of such Permitted Acquisition, as such time period may be extended by the Collateral Agent in its sole discretion).

(d)

Exclusions.  The provisions of this Section 9.7 shall not apply to assets as to which the Collateral Agent and the Company shall reasonably determine that the costs and burdens of obtaining a security interest therein or perfection thereof outweigh the value of the security afforded thereby.

Section 9.8.

Subsidiary Guarantors.  Without limiting the provisions of Section 9.7, the Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(a)

enter into a joinder to the Subsidiary Guaranty or such other agreement in form and substance reasonably satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (i) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including, without limitation, all indemnities, fees and expenses payable by the Company thereunder and (ii) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it; and

(b)

deliver the following to each of holder of a Note:

(i)

an executed counterpart of such Subsidiary Guaranty or such other agreement;

(ii)

a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.3 and 5.4 of this Agreement (but, if applicable, with respect to such Subsidiary and such Subsidiary Guaranty or other agreement rather than the Company);

(iii)

all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty or other agreement and the performance by such Subsidiary of its obligations thereunder; and

(iv)

an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty or other agreement as the Required Holders may reasonably request.

Section 9.9.

Excess Leverage Fee.  In the event the Consolidated Total Net Leverage Ratio exceeds 3.00 to 1.00 as of the last day of each of four consecutive fiscal quarters, the Company agrees that, in addition to interest accruing on the Notes, the Company will pay to each holder of a Note a fee at a rate per annum equal to 0.50% (each such fee, an “Excess Leverage Fee”) on the outstanding principal amount of each Note held by such holder during the period beginning on the Business Day after the Company delivers the Officer’s Compliance Certificate pursuant to Section 7.2(a) for such fiscal quarter until the Business Day after the Company has demonstrated that the Consolidated Total Net Leverage Ratio has been 3.00 to 1.00 or less as of the last day of each of four consecutive fiscal quarters and the Company shall have delivered the Officer’s Compliance Certificate pursuant to Section 7.2(a) for such fourth consecutive fiscal quarter.  In the event the Company fails to deliver an Officer’s Compliance Certificate for any fiscal quarter, for purposes of this Section 9.9, the Consolidated Total Net Leverage Ratio shall be deemed to be in excess of 3.00 to 1.00 for such fiscal quarter until such time as such Officer’s Compliance Certificate is delivered, and from and after the date such Officer’s Compliance Certificate is delivered, the applicability of the Excess Leverage Fee shall be determined by reference to the Consolidated Total Net Leverage Ratio as of the last day of the applicable fiscal quarter.  The Excess Leverage Fee with respect to each Note shall be calculated on the same basis as interest on such Note is calculated and shall be paid in arrears at the same time accrued interest is paid on such Note.  The payment of any Excess Leverage Fee shall not constitute a waiver of any Default or Event of Default.

Section 9.10.

Most Favored Lender Status.

(a)

If the Company or any Subsidiary shall (i) enter into, assume or otherwise become bound by or obligated under any Material Credit Facility which contains one or more Additional Covenants or Additional Defaults, or (ii) amend any Material Credit Facility to include one or more Additional Covenants or Additional Defaults, then, in either case, the terms of this Agreement shall, without any further action on the part of the Company, any Subsidiary or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant or Additional Default contained in such Material Credit Facility.  The Company further covenants to promptly execute and deliver at its expense (including the reasonable and documented fees and expenses of counsel for the holders of the Notes for which invoices have been provided to the Company) an amendment to this Agreement in form and substance reasonably satisfactory to the Required Holders evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 9.10(a), but shall merely be for the convenience of the parties hereto.

(b)

During any period when no Default or Event of Default has occurred and is continuing, any Additional Covenant or Additional Default incorporated into this Agreement pursuant to Section 9.10(a) shall automatically without any action required to be taken by the Company or any holder of Notes be deemed deleted from this Agreement at such time as the Material Credit Facility containing such Additional Covenant or Additional Default is terminated and no amounts of principal or interest shall be outstanding thereunder and the Company shall promptly (but in any event within five Business Days from the occurrence thereof) provide written notice thereof to the holders of the Notes, which notice shall refer specifically to this Section 9.10, shall include a statement that no Default or Event of Default is then in existence and shall describe in reasonable detail the relevant Material Credit Facility which has been terminated and the Additional Covenant(s) or Additional Default(s) affected thereby.  Notwithstanding the foregoing, and for the avoidance of doubt, in no event shall the covenants or defaults in this agreement be deleted or amended, restated or otherwise modified pursuant to this

Section 9.10 in a way that would be less beneficial, directly or indirectly, to the holders of the Notes than such covenants and defaults as in effect on the Closing Date (and as amended or modified other than pursuant to Section 9.10).  Upon the request of the Company, the holders of the Notes shall, at the expense of the Company (including the reasonable and documented fees and expenses of counsel for the holders of the Notes for which invoices have been provided to the Company), enter into an additional agreement, waiver or an amendment to this Agreement (as the Required Holders may request), evidencing the deletion of any such Additional Covenant or Additional Default as set forth above, provided that the execution and delivery of such amendment, waiver or agreement shall not be a precondition to the effectiveness of such amendment, waiver or agreement as provided for in this Section 9.10(b), but shall merely be for the convenience of the parties hereto.

Section 9.11.

Notes to Rank Pari Passu.  The Notes and all other Obligations of the Company at all times shall remain direct obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future Secured Obligations.

Section 9.12.

Environmental Laws.  In addition to and without limiting the generality of Section 9.1, the Company will, and will cause each of its Subsidiaries to, except as would not reasonably be expected to result in a Material Adverse Effect (a) comply with all applicable Environmental Laws and obtain and comply with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws.

Section 9.13.

Use of Proceeds.  The Company shall use the proceeds of the issuance and sale of the Notes (i) to finance Capital Expenditures, (ii) pay fees, commissions and expenses in connection with the Transactions, and (iii) for working capital and general corporate purposes of the Company and its Subsidiaries.

Section 9.14.

Further Assurances.

(a)

The Transaction Parties will, and will cause each of their Subsidiaries to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Collateral Agent or the Required Holders may reasonably request, to effectuate the transactions contemplated by the Transaction Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Transaction Parties.  The Company also agrees to provide to the Collateral Agent and the holders of Notes, from time to time upon the reasonable request by the Collateral Agent or the Required Holders, evidence reasonably satisfactory to the Collateral Agent and the Required Holders as to

the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b)

In the event the Company or any other Transaction Party maintains its primary operating deposit accounts with a bank that is not party to the Intercreditor Agreement as a Senior Lender (as defined in the Intercreditor Agreement), the Transaction Parties will cause the accounts with such bank to be subject to deposit account control agreements in favor of the Collateral Agent in form and substance sufficient to perfect the security interest in such accounts under applicable law.

Section 9.15.

Post-Closing Matters.  The Transaction Parties will, and will cause each of their Subsidiaries to, execute and deliver the documents and complete the tasks set forth on Schedule 9.15, in each case within the time limits specified on such schedule.

SECTION 10.

NEGATIVE COVENANTS.

The Transaction Parties covenant that so long as any of the Notes are outstanding:

Section 10.1.

Indebtedness.  The Transaction Parties will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness except:

(a)

the Notes and the other Obligations;

(b)

Indebtedness and obligations owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate, commodity price  or other risks and not for speculative purposes;

(c)

Indebtedness existing on the Closing Date and listed on Schedule 10.1 to the Disclosure Letter, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the final maturity date and weighted average life of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension and (iii) any refinancing, refunding, renewal or extension of any Subordinated Indebtedness shall be (A) on subordination terms at least as favorable to the holders of Notes as those applicable to the Subordinated Indebtedness being refinanced, (B) no more restrictive on the Company and its Subsidiaries than the Subordinated Indebtedness being refinanced, refunded, renewed or extended and (C) in an amount not less than the amount outstanding at the time of such refinancing, refunding, renewal or extension (the foregoing clauses (A) and (B) being determined by the Company in its reasonable judgment);

(d)

Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 10.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (ii) neither the Company nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such

Indebtedness and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $5,000,000 at any time outstanding;

(e)

Guaranty obligations with respect to Indebtedness permitted pursuant to subsections (a) through (d), clause (i), clause (j), clause (n) and clause (o) of this Section 10.1;

(f)

unsecured intercompany Indebtedness:

(i)

owed by any Transaction Party to another Transaction Party;

(ii)

owed by any Transaction Party to any Non-Guarantor Subsidiary (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Required Holders);

(iii)

owed by any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary; and

(iv)

owed by any Non-Guarantor Subsidiary to any Transaction Party to the extent permitted pursuant to Section 10.3(a)(vi);

(g)

Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business;

(h)

Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;

(i)

Additional Pari Passu Debt, provided that the total aggregate principal amount for all such Additional Pari Passu Debt when combined with the aggregate outstanding amount of any Incremental Loan Commitments (under and as defined in the Credit Agreement) shall not (as of any date of incurrence thereof) exceed $250,000,000 or, if greater, an amount equal to the amount of additional Indebtedness that would not cause the Consolidated Total Net Leverage Ratio as of the four consecutive fiscal quarter period most recently ended prior to the incurrence of such additional Indebtedness, calculated on a Pro Forma Basis after giving effect to the incurrence of such additional Indebtedness (assuming any Incremental Revolving Credit Commitment (as defined in the Credit Agreement is fully drawn but without netting the cash proceeds of such Indebtedness), to exceed 2.50 to 1.00;

(j)

Indebtedness incurred under the Credit Agreement;

(k)

Indebtedness under the Cash Collateralized Letters of Credit in an aggregate amount not to exceed $25,000,000;

(l)

Indebtedness arising in connection with customary Cash Management Agreements;

(m)

customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased in the ordinary course of business;

(n)

Indebtedness (including purchase money Indebtedness and Capital Leases financing the acquisition, improvement or construction of equipment (and related software), real estate or facilities) of the Transaction Parties and their Subsidiaries in an aggregate principal amount not to exceed 10% of Consolidated Total Assets of the Company and its Subsidiaries at any time outstanding; provided, however, (i) no Default or Event of Default shall exist or result therefrom and (ii) Indebtedness of Foreign Subsidiaries shall not exceed an aggregate principal amount at any time outstanding equal to 7.5% of Consolidated Total Assets of the Company and its Subsidiaries as of the last day of the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 7.1; and

(o)

other unsecured Indebtedness of the Transaction Parties so long as (i) no Default or Event of Default shall exist or result therefrom and (ii) before and after giving effect thereto on a Pro Forma Basis the Consolidated Total Net Leverage Ratio of the Company and its Subsidiaries (without any deductions with respect to the cash proceeds of any such Indebtedness in calculating net Indebtedness) is less than 3.25 to 1.00.

Section 10.2.

Liens.  The Transaction Parties will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except:

(a)

Liens in favor of the Collateral Agent to secure the Notes and the other Secured Obligations so long as the Intercreditor Agreement is in effect;

(b)

Liens in existence on the Closing Date and described on Schedule 10.2 to the Disclosure Letter, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 10.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 10.2 to the Disclosure Letter)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for products and proceeds of the foregoing;

(c)

Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed 30 days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

(d)

Liens of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than 30 days, or if more than 30 days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Company or any of its Subsidiaries;

(e)

deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof;

(f)

encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

(g)

Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Company and its Subsidiaries;

(h)

Liens securing (i) purchase money Indebtedness and Capital Leases permitted under Section 10.1(n); provided that (A) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related Property, (B) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness (together with additions, accessions and improvements thereto and the proceeds and products thereof), (C) the amount of Indebtedness secured thereby is not increased and (D) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable); and (ii) Liens securing Indebtedness of Foreign Subsidiaries permitted under Section 10.1(n);

(i)

Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(i) or securing appeal or other surety bonds relating to such judgments;

(j)

(i) Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of the Company or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Company or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (B) such Liens are applicable only to specific Property and the proceeds thereof, (C) such Liens are not “blanket” or all asset Liens, (D) such Liens do not attach to any other Property of the Company or any of its Subsidiaries and (E) the Indebtedness secured by such Liens is permitted under Section 10.1(d) of this Agreement);

(k)

Liens arising as a matter of law or created in the ordinary course of business in the nature of (i) normal and customary rights of setoff and bankers’ liens upon deposits of cash in favor of banks or other depository institutions and (ii) Liens securing reasonable and customary fees for services in favor of banks, securities intermediaries or other depository institutions;

(l)

Liens of (i) a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of the Company or any Subsidiary thereof;

(m)

(i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;

(n)

any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company or its Subsidiaries or materially detract from the value of the relevant assets of the Company or its Subsidiaries or (ii) secure any Indebtedness;

(o)

Liens securing Indebtedness (i) permitted under Sections 10.1(i) and (j), in each case, to the extent such Liens are subject to the Intercreditor Agreement and (ii) permitted under Sections 10.1(k);

(p)

Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(q)

customary Liens on insurance proceeds securing financed insurance premiums in the ordinary course of business;

(r)

Liens on any cash earnest money deposit made by the Company or any Subsidiary in connection with any letter of intent or acquisition agreement relating to a Permitted Acquisition, Disposition or other transaction that is not prohibited by this Agreement;

(s)

customary Liens granted in favor of a trustee pursuant to an indenture relating to Indebtedness not prohibited under this Agreement to the extent such Liens (i) only secure customary compensation, indemnification and reimbursement obligations owing to such trustee under such indenture and (ii) are limited to the cash held by such trustee (excluding cash held in trust for the payment of such Indebtedness);

(t)

deposits as security for contested taxes or contested import or customs duties;

(u)

customary Liens granted in the ordinary course of business securing any overdraft and related liabilities arising under Cash Management Agreements;

(v)

customary rights of first refusal, voting, redemption, transfer or other restrictions with respect to the Equity Interests in any joint venture entities or other Persons that are not Subsidiaries;

(w)

Liens on cash and Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness not prohibited by this Agreement;

(x)

assignments of the right to receive income effected as part of the sale of a Subsidiary or a business unit that is otherwise permitted pursuant to Section 10.5; and

(y)

other Liens securing Indebtedness or other obligations permitted hereunder in an aggregate principal amount at any time outstanding not exceeding $5,000,000.

Notwithstanding anything to the contrary contained in this Section 10.2, the Company shall not permit any of its owned real property assets to be subject to any Lien (other than as permitted pursuant to Section 10.2(h) or Section 10.2(j)) securing funded Indebtedness.

Section 10.3.

Investments.  The Transaction Parties will not, and will not permit any Subsidiary to, purchase, own, invest in or otherwise acquire (in one transaction or a series of transactions), directly or indirectly, any Equity Interests (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except:

(a)

(i)

Investments existing on the Closing Date in Subsidiaries existing on the Closing Date;

(ii)

Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 10.3 to the Disclosure Letter;

(iii)

Investments made after the Closing Date by any Transaction Party in any other Transaction Party;

(iv)

Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary;

(v)

Investments made after the Closing Date by any Non-Guarantor Subsidiary in any Transaction Party;

(vi)

Investments made after the Closing Date by any Transaction Party in any Non-Guarantor Subsidiary in an aggregate amount at any time outstanding not to exceed $10,000,000 (provided that any Investments in the form of loans or advances made by any Transaction Party to any Non-Guarantor Subsidiary pursuant to this clause (vi) shall be evidenced by a demand note in form and substance reasonably satisfactory to the Required Holders); and

(vii)

intercompany charges of expenses in the ordinary course of business;

(b)

Investments in cash and Investments constituting Cash Equivalents at the time acquired;

(c)

advances to officers, directors and employees of the Company and Subsidiaries made in the ordinary course of business and substantially consistent with past practice for travel, entertainment, relocation, commission advances and analogous ordinary business purposes;

(d)

deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 10.2;

(e)

Hedge Agreements permitted pursuant to Section 10.1;

(f)

purchases of assets in the ordinary course of business;

(g)

Investments by the Company or any Subsidiary thereof in the form of Permitted Acquisitions;

(h)

Investments in the form of Restricted Payments permitted pursuant to Section 10.6;

(i)

Guarantee obligations permitted pursuant to Section 10.1 and guarantees in respect of obligations that do not constitute Indebtedness;

(j)

Investments consisting of extensions of credit in the nature of accounts receivable (including intercompany receivables and intercompany charges or expenses) or notes receivable arising from the grant of trade credit in the ordinary course of business, prepayments or other credits to suppliers or vendors made in the ordinary course of business and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(k)

Investments held by any Person that becomes a Subsidiary of the Company after the date hereof pursuant to a Permitted Acquisition; provided that such Investments are existing at the time such Person becomes a Subsidiary of the Company and were not made in contemplation of such Permitted Acquisition;

(l)

to the extent permitted by Section 10.5, Investments consisting of non-cash consideration received for any Disposition permitted by Section 10.5;

(m)

Investments that consist of or result from a merger or consolidation permitted by Section 10.4;

(n)

Investments so long as the Consolidated Total Net Leverage Ratio both before and after giving effect to any such Investment on a Pro Forma Basis is less than 3.00 to 1.00; provided, that, (i) both before and after giving effect to any such Investment pursuant to this clause on a Pro Forma Basis (A) Minimum Liquidity shall be not less than $75,000,000 and (B) no Default or Event of Default shall have occurred and be continuing and (ii) this clause (n) shall not be used to consummate Acquisitions; and

(o)

Investments so long as the Consolidated Total Net Leverage Ratio both before and after giving effect to any such Investment on a Pro Forma Basis is less than 3.25 to 1.00, in an aggregate amount not to exceed the Available Amount; provided, that, (i) both before and after giving effect to any such Investment pursuant to this clause on a Pro Forma Basis (A) Minimum Liquidity shall be not less than $75,000,000 and (B) no Default or Event of Default shall have occurred and be continuing and (ii) this clause (o) shall not be used to consummate Acquisitions.

For purposes of determining the amount of any Investment outstanding for purposes of this Section 10.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested).

Section 10.4.

Fundamental Changes.  The Transaction Parties will not, and will not permit any Subsidiary to, merge, consolidate or consummate any similar combination with, or consummate any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

(a)

(i) any Wholly-Owned Subsidiary of the Company may be merged, amalgamated or consolidated with or into the Company (provided that the Company shall be the continuing or surviving entity) or (ii) any Wholly-Owned Subsidiary of the Company may be merged, amalgamated or consolidated with or into any Subsidiary Guarantor (provided that the Subsidiary Guarantor shall be the continuing or surviving entity or simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and the Company shall comply with Section 9.7 and Section 9.8 in connection therewith);

(b)

(i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary that is a Domestic Subsidiary;

(c)

any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to the Company or any Subsidiary Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets;

(d)

(i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to the Company or any Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary;

(e)

any Wholly-Owned Subsidiary of the Company may merge with or into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with any acquisition permitted hereunder (including, without limitation, any Permitted Acquisition permitted pursuant to Section 10.3(g)); provided that if any Transaction Party is a party thereto, such Transaction Party (or a Person who concurrently therewith becomes a Transaction Party) will be the surviving corporation;

(f)

any Subsidiary that is not a Transaction Party may liquidate or dissolve if (i) such liquidation or dissolution is not materially disadvantageous to the holders and (ii) all assets of such liquidated or dissolved Subsidiary, after payment of all creditors of such Subsidiary, shall be conveyed to the Company or a Subsidiary;

(g)

any Person may merge into the Company or any of its Wholly-Owned Subsidiaries in connection with a Permitted Acquisition permitted pursuant to Section 10.3(g); provided that (i) in the case of a merger involving the Company or a Subsidiary Guarantor, the continuing or surviving Person shall be the Company or such Subsidiary Guarantor and (ii) the continuing or surviving Person shall be the Company or a Wholly-Owned Subsidiary of the Company; and

(h)

Asset Dispositions permitted pursuant to Section 10.5(d) or Section 10.5(f).

Section 10.5.

Asset Dispositions.  The Transaction Parties will not, and will not permit any Subsidiary to, make any Asset Disposition except:

(a)

the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of the Company or any of its Subsidiaries;

(b)

non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Company and its Subsidiaries;

(c)

leases, subleases, licenses or sublicenses of real or personal property granted by the Company or any of its Subsidiaries to others in the ordinary course of business not detracting from the value of such real or personal property or interfering in any material respect with the business of the Company or any of its Subsidiaries;

(d)

Asset Dispositions in connection with Insurance and Condemnation Events; provided that the requirements of Section 8.6 are complied with in connection therewith;

(e)

Assets Dispositions in connection with transactions permitted by Section 10.4; and

(f)

Asset Dispositions not otherwise permitted pursuant to this Section; provided that (i) at the time of such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition, (ii) such Asset Disposition is made for fair market value and the consideration received shall be no less than 75% in cash or Cash Equivalents, and (iii) the aggregate fair market value of all property disposed of in reliance on this clause (f) shall not exceed (1) to the extent the Total Net Leverage Ratio both before and after giving effect to such Asset Disposition is less than or equal to 3.00 to 1.00, 3.0% of Consolidated Total Assets of the Company and its Subsidiaries (measured as of the end of the most recent fiscal quarter) during any Fiscal Year and (2) to the extent the Total Net Leverage Ratio both before and after giving effect to such Asset Disposition is greater than 3.00 to 1.00, $25,000,000 in any Fiscal Year.

Section 10.6.

Restricted Payments.  The Transaction Parties will not, and will not permit any Subsidiary to, declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Transaction Party or any Subsidiary thereof, or make any distribution of cash, property or assets to the holders of shares of any Equity Interests of any Transaction Party or any Subsidiary thereof (all of the foregoing, the “Restricted Payments”) provided that:

(a)

the Company or any of its Subsidiaries may pay dividends in shares of its own Qualified Equity Interests;

(b)

any Subsidiary of the Company may pay cash dividends to the Company or any Subsidiary Guarantor;

(c)

any Non-Guarantor Subsidiary may make Restricted Payments to the Company or any other Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis);

(d)

so long as (i) no Default or Event of Default has occurred or would result therefrom and (ii) the Company is in compliance with each of the financial covenants contained in Section 10.15 both before and after giving effect to thereto on a Pro Forma Basis, repurchases of up to $550,000,000 of common Equity Interests of the Company within 12 months following the Closing Date; provided that the Company shall immediately retire any such Equity Interests which it repurchases;

(e)

the Company may declare and make (and each Subsidiary of the Company may declare and make to enable the Company to do the same) Restricted Payments not otherwise permitted by this Section, (i) so long as the Consolidated Total Net Leverage Ratio both before and after giving effect to any such Restricted Payment on a Pro Forma Basis is less than 3.00 to 1.00, in an unlimited amount and (ii) if clause (i) is not available, so long as the Consolidated Total Net Leverage Ratio both before and after giving effect to any such Restricted Payment on a Pro Forma Basis is less than 3.25 to 1.00, in an aggregate amount not to exceed the Available Amount; provided, that, Minimum Liquidity shall be not less than $75,000,000 both before and after giving effect to any such Restricted Payment pursuant to this clause (e) on a Pro Forma Basis;

(f)

the Company and its Subsidiaries may make non-cash Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management, employees or other eligible service providers of the Company and its Subsidiaries or in connection with a Permitted Acquisition involving the issuance of Equity Interests of the Company to its employees or other eligible service providers outside of a stock option or benefit plan that are subject to vesting and forfeiture conditions;

(g)

the Company may repurchase or pay cash in lieu of fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversions of convertible securities, or the exercise of warrants or the net share settlement thereof;

(h)

the Company and its Subsidiaries may pay withholding taxes in connection with the retention of Equity Interests pursuant to equity-based compensation plans;

(i)

the Company or any Subsidiary may receive or accept the return to the Company or any Subsidiary of Equity Interests of the Company or any Subsidiary constituting a portion of the purchase price consideration in settlement of indemnification claims;

(j)

the Company may distribute rights pursuant to a stockholder rights plan or make redemptions of such rights; provided that (i) such redemptions are in accordance with the terms of such stockholder rights plan and (ii) the aggregate amount of all such redemptions made during the term of this Agreement do not exceed $1,000,000;

(k)

to the extent constituting Restricted Payments, the Company and its Subsidiaries may enter into and consummate transactions expressly permitted by Section 10.4; and

(l)

the Company may make payments or distributions to dissenting stockholders as required by applicable Law.

Section 10.7.

Transactions with Affiliates.  The Transaction Parties will not, and will not permit any Subsidiary to, directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Equity Interests in, or other Affiliate of, the Company or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder, other than:

(i)

transactions permitted by Section 10.6;

(ii)

transactions existing on the Closing Date and described on Schedule 10.7 to the Disclosure Letter;

(iii)

transactions between or among the Company and any Subsidiary or between or among Subsidiaries;

(iv)

other transactions in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of the Company;

(v)

employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) and indemnification agreements or arrangements with their respective officers and employees in the ordinary course of business; and

(vi)

payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Company and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Company and its Subsidiaries.

Section 10.8.

Accounting Changes; Organizational Documents.

(a)

The Transaction Parties will not, and will not permit any Subsidiary to, change the Fiscal Year end of the Company, or make (without the consent of the Required Holders) any material change in its accounting treatment and reporting practices except as required by GAAP.

(b)

The Transaction Parties will not, and will not permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner materially adverse to the rights or interests of the holders of Notes.

Section 10.9.

Payments and Modifications of Subordinated Indebtedness.

(a)

The Transaction Parties will not, and will not permit any Subsidiary to, amend, modify, waive or supplement any of the terms or provisions of the Credit Agreement, any Additional Pari Passu Debt or Subordinated Indebtedness in any respect which would (i) materially and adversely affect the rights or interests of the holders of Notes hereunder (as determined by the Company in good faith using reasonable judgment) or (ii) cause the representations, warranties, covenants or events of default to be more restrictive than the representations, warranties, covenants or events of default contained herein without first offering to amend this Agreement to include the same such representations, warranties, covenants or events of default hereunder.

(b)

The Transaction Parties will not, and will not permit any Subsidiary to, cancel, forgive, make any voluntary prepayment on, or redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) any Subordinated Indebtedness, except:

(i)

refinancings, refundings, renewals, extensions or exchange of any Subordinated Indebtedness permitted by Section 10.1(c), (f), (n) or (o), and by any subordination provisions applicable thereto;

(ii)

payments and prepayments of any Subordinated Indebtedness made solely with the proceeds of Qualified Equity Interests; and

(iii)

the payment of interest, expenses and indemnities in respect of Subordinated Indebtedness incurred under Section 10.1(c), (f), (n) or (o) (other than any such payments prohibited by any subordination provisions applicable thereto).

Section 10.10.

No Further Negative Pledges; Restrictive Agreements.

(a)

The Transaction Parties will not, and will not permit any Subsidiary to, enter into or assume any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets to secure the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Transaction Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 10.1(n) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Non-Guarantor Subsidiary as of the Closing Date, (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (v) restrictions existing on the Closing Date and set forth on Schedule 10.10 to the Disclosure Letter, (vi) restrictions in agreement in connection with Indebtedness permitted by Section 10.1(c), (vii) restrictions contained in the Credit Agreement and the documents and agreements entered into in connection therewith, (viii) restrictions contained in documents and agreements governing Additional Pari Passu Debt, (ix) customary restrictions contained in contractual obligations incurred in the ordinary course of business and on customary terms which limit Liens on such contractual obligation, (x) customary provisions restricting the subletting or assignment of any lease governing a leasehold interest and other customary provisions in licenses and other contracts restricting the assignment thereof, (xi) customary restrictions and conditions contained in any agreement relating to an Asset Sale permitted by Section 10.5; provided that such restrictions and conditions apply only to the asset to be sold, (xii) any prohibition or limitation that exists pursuant to any applicable Requirement of Law, and (xiii) restrictions or prohibitions contained in any agreements binding on any Subsidiary existing prior to the consummation of an acquisition in which such Subsidiary was acquired (and not created in contemplation of such acquisition); provided that such restrictions and prohibitions apply only to such Subsidiary.

(b)

The Transaction Parties will not, and will not permit any Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Transaction Party or any Subsidiary thereof to (i) pay dividends or make any other distributions to any Transaction Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Transaction Party or (iii) make loans or advances to any Transaction Party, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Transaction Documents, (B) Applicable Law, (C) the Credit Agreement and the documents and agreements entered into in connection therewith and (D) restrictions contained in documents and agreements governing Additional Pari Passu Debt.

(c)

The Transaction Parties will not, and will not permit any Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Transaction Party or any Subsidiary thereof to (i) sell, lease or transfer any of its properties or assets to any Transaction Party or (ii) act as a Transaction Party pursuant to the Transaction Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Transaction Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 10.1(n) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Company, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 10.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (I) the Credit Agreement and the documents and agreements entered into in connection therewith, (J) documents and agreements governing Additional Pari Passu Debt and (K) documents and agreements governing Indebtedness permitted under Section 10.1(n).

Section 10.11.

Nature of Business.  The Transaction Parties will not, and will not permit any Subsidiary to, engage in any business other than the business conducted by the Company and its Subsidiaries as of the Closing Date and business activities reasonably related or ancillary thereto or that are reasonable extensions thereof.

Section 10.12.

[Reserved].

Section 10.13.

Sale Leasebacks.  Except in connection the incurrence of Indebtedness permitted by Section 10.1(n), the Transaction Parties will not, and will not permit any Subsidiary to, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Transaction Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Transaction Party or Subsidiary of a Transaction Party or (b) which any Transaction Party or any Subsidiary of a Transaction Party intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by such Transaction Party or such Subsidiary to another Person which is not another Transaction Party or Subsidiary of a Transaction Party in connection with such lease.

Section 10.14.

[Reserved].

Section 10.15.

Financial Covenants.

(a)

Consolidated Total Net Leverage Ratio.  As of the last day of any fiscal quarter, the Transaction Parties will not permit the Consolidated Total Net Leverage Ratio to be greater than 3.50 to 1.00.

(b)

Consolidated Interest Coverage Ratio.  As of the last day of any fiscal quarter, the Transaction Parties will not permit the Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00.

Section 10.16.

[Reserved].

Section 10.17.

Disposal of Subsidiary Interests.  The Transaction Parties will not, and will not permit any Subsidiary to, permit any Domestic Subsidiary to be a non-Wholly-Owned

Subsidiary except as a result of or in connection with a dissolution, merger, amalgamation, consolidation or disposition permitted by Section 10.4 or 10.5.

Section 10.18.

Terrorism Sanctions Regulations.  The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target  of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c)  to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

SECTION 11.

EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)

the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)

the Company defaults in the payment of any interest or Excess Leverage Fee on any Note for more than three Business Days after the same becomes due and payable; or

(c)

any Transaction Party or any Subsidiary defaults in the performance of or compliance with any term contained in Section 7.1, Section 7.2, Section 7.3(a), Section 9.5 (solely with respect to the maintenance of the existence of the Company), Section 9.7, Section 9.8, Section 9.13 or Section 10; or

(d)

any Transaction Party or any Subsidiary defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)), in any Subsidiary Guaranty or in any other Transaction Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)

(i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any other Transaction Document or any writing furnished by the Company in connection with the transactions contemplated hereby that (1) is subject to materiality or Material Adverse Effect qualifications proves to have been false or incorrect in any respect on the date as of which made or (2) is not subject to materiality or Material Adverse Effect qualifications, shall be false or incorrect in any material respect when made or deemed made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor in this Agreement or in any other Transaction Document or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished by any Transaction Party in connection with the Transaction Documents that (1) is subject to materiality or Material Adverse Effect qualifications proves to have been false or incorrect in any respect on the date as of which made or (2) is not subject to materiality or Material Adverse Effect qualifications, shall be false or incorrect in any material respect when made or deemed made; or

(f)

(i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least the Threshold Amount beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least the Threshold Amount or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the Threshold Amount, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; provided that this clause (f) shall not apply to Indebtedness secured by a Permitted Lien that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in a sale or transfer permitted under this Agreement, so long as such Indebtedness is repaid when required under the documents providing for such Indebtedness; or

(g)

the Company or any Subsidiary (other than an Immaterial Subsidiary) (i) admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)

a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Subsidiary (other than an Immaterial Subsidiary) or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries (other than an Immaterial Subsidiary), or any such petition shall be filed against the Company or any of its Subsidiaries (other than an Immaterial Subsidiary) and such petition shall not be dismissed within 60 days; or

(i)

one or more final judgments or orders for the payment of money (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) aggregating in excess of the Threshold Amount, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)

if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) of this Section 11(j), either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)

any provision of any Transaction Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or payment in full of all the Notes, ceases to be in full force and effect; or any

Transaction Party or any other Person contests in any manner the validity or enforceability of any provision of any Transaction Document; or any Transaction Party denies that it has any or further liability or obligation under any provision of any Transaction Document, or purports to revoke, terminate or rescind any provision of any Transaction Document; or

(l)

any Security Document shall cease to be in full force and effect for any reason whatsoever (other than termination in accordance with its terms) or any Security Document shall, to the extent required thereby, fail or cease to create a valid and perfected first priority Lien on any material portion of the Collateral purported to be covered thereby or the Company or any other Transaction Party shall contest or deny the validity or enforceability in any material respect of any Lien granted under any Security Document or any of its obligations thereunder; or

(m)

any event of default shall occur under the Credit Agreement, any Additional Pari Passu Debt Agreement or any agreement relating to Cash Collateralized Letters of Credit.

SECTION 12.

REMEDIES ON DEFAULT, ETC.

Section 12.1.

Acceleration.

(a)

If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)

If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)

If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and any accrued and unpaid Excess Leverage Fee and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the

Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.

Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.

Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest and Excess Leverage Fee on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.

No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty, any Note or any other Transaction Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable and documented out-of-pocket costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13.

REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.

Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.

Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a), Schedule 1(b), Schedule 1(c) or Schedule 1(d), as applicable.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000.  So long as no Default or Event of Default shall have occurred and be continuing, in no event may any Purchaser or holder of a Note transfer any Note to a Competitor.  In determining whether any proposed transferee is a Competitor, a Purchaser or other holder of Notes may conclusively rely in good faith on a certificate from such transferee as to whether such Person is a Competitor.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

Section 13.3.

Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)

in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)

in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.

PAYMENTS ON NOTES.

Section 14.1.

Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.

Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest, Excess Leverage Fee and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.

EXPENSES, ETC.

Section 15.1.

Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees of a special counsel (one acting on behalf of all the Purchasers and the holders of the Notes unless there is a conflict preventing one counsel from representing all the Purchasers and such holders) and, if reasonably required by the Required Holders, local or other counsel (one for each applicable jurisdiction or specialty acting on behalf of all the Purchasers and the holders of the Notes unless there is a conflict preventing one counsel from representing all the Purchasers and such holders)) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty, the Notes or the other Transaction Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable and documented out-of-pocket costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend or cause the Collateral Agent to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty, the Notes or the other Transaction Documents (including, without limitation, to protect, collect, lease, sell, take possession of, release or liquidate any of the Collateral) or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty, the Notes or the other Transaction Documents, or by reason of being a holder of any Note, (b) the reasonable and documented out-of-pocket costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes, by any Subsidiary Guaranty and by the other Transaction Documents, (c) all costs and expenses for which a holder of Notes is required to indemnify or reimburse the Collateral Agent pursuant to the Intercreditor Agreement, (d) all reasonable and documented out-of-pocket costs and expenses, including without limitation reasonable and documented attorneys’ fees, preparing, recording and filing all financing statements, instruments and other documents to create, perfect and fully preserve and protect the Liens granted in the Transaction Documents and the rights of the holders of the Notes or of the Collateral Agent for the benefit of the holders of the Notes; and (e) the reasonable and documented out-of-pocket costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (e) shall not exceed $7,500.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) in connection with the issuance and sale of the Notes by the Company on the Closing Date and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2.

Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this

Agreement.  Subject to the preceding sentence, this Agreement, the Notes, any Subsidiary Guaranties and the other Transaction Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.

AMENDMENT AND WAIVER.

Section 17.1.

Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a)

no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b)

no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest or Excess Leverage Fee on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 17.1(c)), 11(a), 11(b), 12, 17 or 20; provided, that only the consent of the Required Holders shall be necessary to waive any obligation of the Company to pay interest at the Default Rate during the continuance of an Event of Default; and

(c)

Section 8.5 may be amended or waived to permit offers to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions only with the written consent of the Company and the Required Holders.

Section 17.2.

Solicitation of Holders of Notes.

(a)

Solicitation.  The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the Notes, of any Subsidiary Guaranty or of any other Transaction Document.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17, any Subsidiary Guaranty or any other Transaction Document to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)

Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty, of any Note or of any other Transaction Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c)

Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17, any Subsidiary Guaranty or any other Transaction Document by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company (either pursuant to a waiver under Section 17.1(c) or subsequent to Section 8.5 having been amended pursuant to Section 17.1(c)) in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.

Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17, in any Subsidiary Guaranty or in any other Transaction Document applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note, Subsidiary Guaranty or other Transaction Document shall operate as a waiver of any rights of any holder of such Note.

Section 17.4.

Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty, the Notes or any other Transaction Document, or have directed the taking of any action provided herein or in any Subsidiary Guaranty, the Notes or any other Transaction Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.

NOTICES.

Except to the extent otherwise provided in Section 7.2, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)

if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)

if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)

if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Paul A. Styer, General Counsel, facsimile: (972) 386-6736, with a copy to the Company at its address set forth at the beginning hereof to the attention of Zachary Stenzler, Treasury, facsimile: (972) 386-6736, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.

REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.

CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any other Transaction Document that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser on a non-confidential basis prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary from a third party that is not, to such Purchaser’s actual knowledge, subject to confidentiality obligations to the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note or other security of a Transaction Party, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process (and, subject to clause (z) below, if not prohibited by Applicable Law, such Purchaser shall use commercially reasonable efforts to inform the Company promptly of such disclosure), (y) in connection with any litigation to which such Purchaser is a party (and, subject to clause (z) below, if not prohibited by Applicable Law, such Purchaser shall use commercially reasonable efforts to inform the Company promptly of such disclosure) or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement, any Subsidiary Guaranty or any other Transaction Document.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.

SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.

MISCELLANEOUS.

Section 22.1.

Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.

Accounting Terms.

(a)

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), (i) any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made and (ii) any obligations arising under a lease that was accounted for by such Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by any Person shall be accounted for as obligations relating to an operating lease and not as a Capital Lease.

(b)

If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Transaction Document, and either the Company or the Required Holders shall so request, the holders of Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the holders of Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Company’s audited financial statements for the fiscal year ended July 31, 2014 for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Section 22.3.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.

Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.

Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7.

Jurisdiction and Process; Waiver of Jury Trial.

(a)

The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)

The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)

Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)

THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

COPART, INC.

By	/s/ William E. Franklin
Name: William E. Franklin
Title: Executive Vice President and Chief Financial Officer

This Agreement is hereby
accepted and agreed to as
of the date hereof.
METROPOLITAN LIFE INSURANCE COMPANY

FIRST METLIFE INVESTORS INSURANCE COMPANY

	By:	Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY

	By:	Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY USA

	By:	Metropolitan Life Insurance Company, its Investment Manager

	By	/s/ John A. Wills
Name: John A. Wills
Title: Managing Director

(Signature Page to Note Purchase Agreement — Copart, Inc.)

METROPOLITAN LIFE INSURANCE COMPANY, on behalf of its Separate Account 773

By:	MetLife Investment Management, LLC, Its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY, on behalf of its Separate Account 575

By:	MetLife Investment Management, LLC, Its Investment Manager

SYMETRA LIFE INSURANCE COMPANY

By:	White Mountain Advisors, LLC, as Investment Manager

By:	MetLife Investment Management, LLC, Its Investment Manager

UNION FIDELITY LIFE INSURANCE COMPANY

By:	MetLife Investment Management, LLC, Its Investment Manager

By	/s/ John A. Wills
Name: John A. Wills
Title: Managing Director

(Signature Page to Note Purchase Agreement — Copart, Inc.)

This Agreement is hereby
accepted and agreed to as
of the date hereof.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By	/s/ Illegible
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

	By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

	By:	Prudential Investment Management, Inc. as Sub-Advisor

	By	/s/ Illegible
Vice President

THE PRUDENTIAL LIFE INSURANCE CO. LTD.

	By:	Prudential Investment Management (Japan) Co., Ltd., as Investment Manager

	By:	Prudential Investment Management, Inc. as Sub-Advisor

	By	/s/ Illegible
Vice President

(Signature Page to Note Purchase Agreement — Copart, Inc.)

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

(Signature Page to Note Purchase Agreement — Copart, Inc.)

PRUDENTIAL ARIZONA REINSURANCE, TERM COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By	/s/ Illegible
Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

ZURICH AMERICA INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

(Signature Page to Note Purchase Agreement — Copart, Inc.)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Illegible
Vice President

(Signature Page to Note Purchase Agreement — Copart, Inc.)

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acquisition” shall have the meaning set forth in the definition of “Permitted Acquisition”.

“Additional Covenant” shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (a) is similar to that of any covenant in Section 9 or Section 10 of this Agreement, or related definitions in Schedule A to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holders of any Indebtedness (other than the Notes) of the Company or any Subsidiary (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenants in Section 9 or Section 10 of this Agreement, or related definitions in Schedule A to this Agreement.

“Additional Default” shall mean any provision contained in any agreement evidencing any Indebtedness (other than the Notes) of the Company or any Subsidiary or any agreement for the refinancing or extension of all or a portion of the Indebtedness thereunder which permits the holders of such Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Company or any Subsidiary to purchase such Indebtedness prior to the stated maturity thereof and which either (i) is similar to any Default or Event of Default contained in Section 11 of this Agreement, or related definitions in Schedule A to this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holders of such Indebtedness (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in Section 11 of this Agreement, or related definitions in Schedule A to this Agreement.

“Additional Pari Passu Debt” means any Indebtedness incurred by any Transaction Party so long as (a) such Indebtedness is secured equally and ratably by the Collateral and the holders of such Indebtedness or a collateral agent for such holders shall have become parties to the Intercreditor Agreement as “Additional Pari Passu Lenders” in accordance with the terms thereof, (b) the representations, covenants and events of default in respect of such Indebtedness shall be no more restrictive (taken as a whole) on the applicable Transaction Party than the representations, covenants and Events of Default contained in this Agreement (as determined by the Company in good faith), (c) the final maturity date of such Indebtedness shall be no earlier than December 3, 2019 and (d) such Indebtedness shall constitute Additional Pari Passu Debt (under and as defined in the Credit Agreement (as in effect of the Closing Date)).

SCHEDULE A
(to Note Purchase Agreement)

“Additional Pari Passu Debt Agreement” means any credit agreement, note purchase agreement or similar agreement entered into by the Company in connection with any Additional Pari Passu Debt.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

“Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any disposition by any Person of Equity Interests of another Person) by any Transaction Party or any Subsidiary thereof, and any issuance of Equity Interests by any Subsidiary of the Company to any Person that is not a Transaction Party or any Subsidiary thereof or that constitute directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Company and/or one or more of its Wholly-Owned Subsidiaries.  The term “Asset Disposition” shall not include (a) the sale of inventory in the ordinary course of business, (b) sales of non-core assets in connection with a transaction permitted by Section 10.3, (c) the transfer of assets pursuant to any other transaction permitted pursuant to Section 10.4, (d) the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction, (e) the disposition of any Hedge Agreement, (f) dispositions of Investments in cash and Cash Equivalents, (g) the transfer by any Transaction Party of its assets to any other Transaction Party, (h) the transfer by any Non-Guarantor Subsidiary of its assets to any Transaction Party (provided that in connection with any new transfer, such Transaction Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer), (i) the transfer by any Non-Guarantor Subsidiary of its assets to any other Non-Guarantor Subsidiary (j) the granting, creation or existence of a Permitted Lien, (k) the surrender or waiver of contract rights or litigation claims or the settlement, release or surrender of tort or litigation claims of any kind, (l) the transfer of improvements or alterations in connection with any lease of property upon the termination thereof, (m) the abandonment, lapse, or transfer of any domain name, trademark or other intellectual property right that is not material to the business of the Company and its Subsidiaries, taken as a whole, (n) any Restricted Payment permitted by Section 10.6, (o) any Investment permitted by Section 10.3, (p) any sale, transfer, license, lease or other disposition of any Property (in one transaction or a series of related transactions) with an aggregate fair market value of $5,000,000 or less, (q) foreclosure on assets by reason of eminent domain, (r) sales, transfers or other dispositions of assets acquired pursuant to a Permitted Acquisition that in the judgment of the Company’s management are not necessary or desirable to carry out the Company’s business plans, to the extent binding agreements or letters of intent providing for such sales, transfers or other dispositions are entered into within 12 months after the acquisition of such assets, (s) sales, transfers or other dispositions in respect of joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between joint venture parties as set forth in the applicable joint venture agreement or similar arrangement and (t) sales, transfers or other dispositions to any Subsidiary of international rights to the Company’s or any of its Subsidiary’s patents, trademarks, copyrights, trade secrets or other intellectual property rights.

“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

“Available Amount” means, on any date of determination, an aggregate amount equal to the sum of (a) $200,000,000 plus (b) 50% of cumulative Excess Cash Flow of the Company and its Subsidiaries for each fiscal quarter (beginning with the fiscal quarter ended January 31, 2015) minus (c) the amount of any Investments and Restricted Payments made using the Available Amount.

“Bank Agent” means Wells Fargo Bank, National Association, as agent for the lenders under the Credit Agreement, and its successors and assigns in that capacity.

“Blocked Person” means (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (ii) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (iii) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (i) or (ii).

“Business Day” means (a) for the purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Dallas, Texas are required or authorized to be closed.

“Capital Expenditures” means, with respect to the Company and its Subsidiaries on a Consolidated basis, for any period, the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person.

“Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateralized Letters of Credit” means cash collateralized letters of credit (other than letters of credit under the Credit Agreement) or bank guarantees issued by Bank of America, N.A. or Wells Fargo Bank, National Association (or other banks in jurisdictions in which neither Bank of America, N.A., nor Wells Fargo Bank, National Association can issue letters of credit or bank guarantees) issued on behalf of the Company or its Subsidiaries.

“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 12 months from the date of acquisition thereof, (b) commercial paper maturing no more than six months from the date of creation thereof and currently having one of the two highest ratings obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than six months from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency, (d) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, (e) investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d), (f) solely in the case of any Foreign Subsidiary, investments, instruments or securities equivalent to those referred to in clauses (a) through (e) of this definition denominated in any foreign currency that is the local currency of such Foreign Subsidiary, and (g) any other investments (whether short term or long term) permitted by the Company’s cash investment policy approved by the Company’s board of directors (or a committee thereof) as such policy is in effect, and as disclosed to the Purchasers, prior to the Closing Date (and as amended, restated, supplemented or otherwise modified from time to time, it being understood that any new investments permitted under such policy shall constitute Cash Equivalents for purposes of this Agreement only with the consent (such consent not to be unreasonably withheld) of the Required Holders.

“Cash Management Agreement” means any agreement by a holder of Secured Obligations or Affiliate thereof to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables), electronic funds transfer and other cash management arrangements.

“Change of Control” means an event or series of events by which:

(a)

any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Investors becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Equity Interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the Equity Interests of the Company entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Company; or

(b)

there shall have occurred under the Credit Agreement or any indenture or other instrument evidencing the Additional Pari Passu Indebtedness or any other Indebtedness in excess of the Threshold Amount any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness), but excluding any “change of control” or similar defined term resulting solely from the failure of the Company’s common stock to be listed or quoted on a national securities exchange, obligating the Company or any of its Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness provided for therein.

“Change of Control Proposed Prepayment Date” is defined in Section 8.7(c).

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents.

“Collateral Agent” means Wells Fargo Bank, National Association, in its capacity as Collateral Agent under the Intercreditor Agreement and the Security Documents, or any successor Collateral Agent.

“Company” means Copart, Inc., a Delaware corporation.

“Competitor” means (a) the Persons identified as direct competitors of the Company and its Subsidiaries in a letter provided by the Company to the Purchasers on or prior to the Closing Date; provided that, after the Closing Date, the Company shall be permitted to supplement the list of Persons that are Competitors to the extent the designation of such supplemental Person(s) as a Competitor is reasonably acceptable to the Required Holders by delivering an Officer’s Certificate to each holder of Notes attaching such supplemented list and (b) any other Person who is substantially engaged in the businesses of the Company and its Subsidiaries as of the Closing Date; provided that in no event shall any Person a predominant portion of whose business involves banking, insurance, investment banking, broker/dealer, investment or similar activities (including, without limitation, any Person involved in the life insurance business or in the business of the investment of annuities or contributions to pension, retirement, medical or similar plans or arrangements) be deemed a competitor of the Company.

“Confidential Information” is defined in Section 20.

“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, including, without limitation, any franchise taxes or other taxes based on income, profits or capital and all other taxes that are included in the provision for income tax line item on the consolidated income statement of the Company and its Subsidiaries for such period, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges or expenses (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) extraordinary losses (excluding extraordinary losses from discontinued operations), (v) cash acquisition related expenses, whether or not any acquisition is successful, and cash restructuring, integration and related charges or expenses (which for the avoidance of doubt, include retention, severance, systems establishment costs, contract termination costs, future lease commitments, and costs to consolidate facilities and relocate employees) in an aggregate amount or all add-backs pursuant to this clause (v) not to exceed an amount equal to 4% of Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended prior to the date of determination for which financial statements have been provided pursuant to this Agreement and (vi) Transaction Costs, less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary gains and (iii) non-cash gains or non-cash items increasing Consolidated Net Income.  For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on or immediately prior to such date.

“Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedge Agreements), premium payments, debt discounts and fees, charges and related expenses incurred in connection with the deferred purchase price of assets, for such period.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Company and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which the Company or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to the Company or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or any of its Subsidiaries or is merged into or consolidated with the Company or any of its Subsidiaries or that Person’s assets are acquired by the Company or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to the Company or any of its Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes and (d) any gain or loss from Asset Dispositions during such period.

“Consolidated Total Assets” means, as of any date of determination, with respect to the Company and its Subsidiaries on a Consolidated basis, total assets, as determined in accordance with GAAP applied on a consistent basis.

“Consolidated Total Indebtedness” means, as of any date of determination with respect to the Company and its Subsidiaries on a Consolidated basis without duplication, the sum of the outstanding principal amount of all Indebtedness of the Company and its Subsidiaries described in clauses (a) through (d) and clauses (f), (g) and, solely with respect to the foregoing, clause (i) of the definition of Indebtedness; provided, however, the Cash Collateralized Letters of Credit shall be excluded from this definition so long as they are fully cash collateralized.

“Consolidated Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on such date minus the sum of (i) 100% of the amount of unrestricted cash and Cash Equivalents on the balance sheet of the Company on such date with respect to the Company and its Domestic Subsidiaries and (ii) 66% of the amount of unrestricted cash and Cash Equivalents on the balance sheet of the Company on such date with respect to its Foreign Subsidiaries to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date.

“Control Event” means the announcement to the public by the Company of the execution by the Company or any of its Affiliates of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Agreement” means the Credit Agreement dated as of December 3, 2014, by and among the Company, the financial institutions party thereto as lenders and the Bank Agent, as amended, restated, supplemented, modified, refinanced or replaced from time to time.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) the sum of (a) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of the applicable series and (b) to the extent the Excess Leverage Fee is then applicable, the Excess Leverage Fee or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association in New York, New York as its “base” or “prime” rate.

“Disclosure Letter” means the disclosure letter dated as of the date hereof delivered by the Company to the Purchasers.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Notes and all other Obligations that are accrued and payable), (b) are redeemable at the option of the holder thereof (other than solely for

Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Notes and all other Obligations that are accrued and payable), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Maturity Date applicable to the Notes; provided that if such Equity Interests is issued pursuant to a plan for the benefit of the Company or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the environment.

“Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

“Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excess Cash Flow” means, for the Company and its Subsidiaries on a Consolidated basis, in accordance with GAAP for any Fiscal Year:

(a)

the sum, without duplication, of (i) Consolidated Net Income for such Fiscal Year, (ii) an amount equal to the amount of all non-cash charges to the extent deducted in determining Consolidated Net Income for such Fiscal Year and (iii) decreases in Working Capital for such Fiscal Year, minus

(b)

the sum, without duplication, of (i) the aggregate amount of cash (A) actually paid by the Company and its Subsidiaries during such Fiscal Year on account of Capital Expenditures and Permitted Acquisitions (other than any amounts that were committed during a prior Fiscal Year to the extent such amounts reduced Excess Cash Flow in such prior Fiscal Year per clause (b)(i)(B) below) and, (B) committed during such Fiscal Year to be used to make Capital Expenditures or Permitted Acquisitions which in either case have been actually made or consummated or for which a binding agreement exists as of the time of determination of Excess Cash Flow for such Fiscal Year (in each case under this clause (i) other than to the extent any such Capital Expenditure, Permitted Acquisition or other Investment is made or is expected to be made with the proceeds of Indebtedness, any Equity Issuance, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA), (ii) the aggregate amount of all scheduled principal payments or repayments of Indebtedness (other than mandatory prepayments of loans under the Credit Agreement) made by the Company and its Subsidiaries during such Fiscal Year, but only to the extent that such payments or repayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, (iii) voluntary principal prepayments of the term loan (under the Credit Agreement), the Notes and voluntary prepayments or repayments of revolving loans (under the Credit Agreement) to the extent that the Revolving Credit Commitment (as defined in the Credit Agreement) is permanently reduced by an equal amount at the time of such payment or prepayment, (iv) an amount equal to the amount of all non-cash credits to the extent included in determining Consolidated Net Income for such Fiscal Year and (v) increases to Working Capital for such Fiscal Year.

“Excess Leverage Fee” is defined in Section 9.9.

“Excess Proceeds Prepayment Date” is defined in Section 8.6(b).

“Excess Proceeds Prepayment Event” is defined in Section 8.6(b).

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Excluded Subsidiary” means (a) each Domestic Subsidiary that is an Immaterial Subsidiary as of the Closing Date and listed on Schedule 9.7(a) to the Disclosure Letter and each future Domestic Subsidiary which is an Immaterial Subsidiary, in each case, for so long as such Subsidiary remains an Immaterial Subsidiary, (b) any Subsidiary substantially all of the assets of which consist of Equity Interests of Foreign Subsidiaries (a “FSHCO”), (c) each Subsidiary that is a Subsidiary of a Foreign Subsidiary, (d) any Person where a Guarantee is prohibited or restricted by contracts (so long as such contract or replacement or renewal thereof is in effect) with an unaffiliated third party existing on the Closing Date or at the time of the acquisition of such Subsidiary and not entered into in contemplation thereof or Applicable Law (including any requirement to obtain Governmental Authority or third party consent), rule or regulation or would result in material adverse tax consequences as reasonably determined by the Company in consultation with the holders of Notes, (e) any special purpose entity, (f) any Foreign Subsidiary other than any Foreign Subsidiary owned directly by a Transaction Party if such Foreign Subsidiary (i) is disregarded for U.S. federal income tax purposes and (ii) is not a FSHCO or (g) any other Domestic Subsidiaries to the extent the Required Holder(s) and Company mutually determine that the cost and/or burden of obtaining the Guarantee outweigh the benefit to holders of Notes.

“Existing Credit Agreement” means that certain Credit Agreement, dated as of December 14, 2010, between Copart, Inc. and Bank of America, N.A., as amended, restated, amended and restated or otherwise modified from time to time.

“First Tier Foreign Subsidiary” means any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Equity Interests of which are owned directly by any Transaction Party.

“Fiscal Year” means the fiscal year of the Company and its Subsidiaries ending on July 31.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means

(a)

the government of

(i)

the United States of America or any state or other political subdivision thereof, or

(ii)

any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)

any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part); provided, however, that the term “Guarantee” shall not include any liability by endorsement of instruments for collection or deposit in the ordinary course of business or any customary and reasonable indemnity obligations entered into in the ordinary course of business or in connection with any transaction permitted hereby.

“Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options,

forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means, any Domestic Subsidiary that owns 5% or less of consolidated assets of the Transaction Parties and their Subsidiaries at the end of any fiscal quarter or generates 5% or less of Consolidated EBITDA of the Transaction Parties and their Subsidiaries for any period of four consecutive fiscal quarters, in each case determined by reference to the most recently ended fiscal quarter for which financial statements have been provided by the Company pursuant to this Agreement; provided however, at no time shall all Immaterial Subsidiaries that have not become Subsidiary Guarantors in the aggregate own more than 15% of consolidated assets at the end of any fiscal quarter or generate more than 15% of Consolidated EBITDA of the Transaction Parties and their Subsidiaries for any period of four consecutive fiscal quarters, in each case determined by reference to the most recently ended fiscal quarter for which financial statements have been provided by the Company pursuant to this Agreement.

“INHAM Exemption” is defined in Section 6.2(e).

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(a)

all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(b)

all obligations to pay the deferred purchase price of property or services of any such Person, (i) except trade payables arising in the ordinary course of business not more than 90 days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person, (ii) intercompany charges of expenses, deferred revenue and other accrued liabilities (including deferred payments in respect of services by employees), in each case incurred in the ordinary course of business, and (iii) any earn-out obligation or other post-closing balance sheet adjustment prior to such time as it becomes a liability on the balance sheet of such Person in accordance with GAAP);

(c)

the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(d)

all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(e)

all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)

all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker’s acceptances issued for the account of any such Person;

(g)

all obligations of any such Person in respect of Disqualified Equity Interests;

(h)

all net obligations of such Person under any Hedge Agreements; and

(i)

all Guarantees of any such Person with respect to any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Insurance and Condemnation Event” means the receipt by any Transaction Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property.

“Intercreditor Agreement” is defined in Section 4.6.

“Investments” is defined in Section 10.3.

“Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset.  For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

“Make-Whole Amount” is defined in Section 8.8.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means, with respect to the Company and its Subsidiaries, (a) a material adverse effect on the operations, business, assets, properties, liabilities (actual or contingent) or condition (financial or otherwise) of such Persons, taken as a whole, (b) a material impairment of the ability of any such Person to perform its obligations under the Transaction Documents to which it is a party, (c) a material impairment of the rights and remedies of the Collateral Agent or any holder of a Note under any Transaction Document or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Transaction Party of any Transaction Document to which it is a party.

“Material Contract” means each of the agreements listed as exhibits to the Company’s Annual Report on Form 10-K for the year ended July 31, 2014, included therein pursuant to the requirements of clauses (2), (4), (9) or (10) of Item 601(b) of Regulation S-K promulgated under the Securities Act of 1933 (other than those which have expired, terminated or are otherwise no longer in effect).

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a)

the Credit Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(b)

each Additional Pari Passu Debt Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(c)

any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $200,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).

“Maturity Date” is defined in the first paragraph of each Note.

“Minimum Liquidity” shall mean, as of any date of determination with respect to the Transaction Parties, unused availability under the Revolving Credit Facility (under and as defined in the Credit Agreement) plus (a) 100% of the amount of unrestricted cash and Cash Equivalents of the Company and its Domestic Subsidiaries and (b) 66 2/3% of the amount of unrestricted cash and Cash Equivalents of the Company’s Foreign Subsidiaries, in each case as of such date.  For the avoidance of doubt, cash shall not be deemed restricted by reason of the existence of (i) Liens granted pursuant to the Security Agreement, (ii) restrictions on the use of cash imposed under this Agreement, the Credit Agreement (other than cash collateral under Section 5.14 of the Credit Agreement) or any Additional Pari Passu Debt Agreement or (iii) common law rights of setoff in favor of depository institutions.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA) to which any Transaction Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six years.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Net Cash Proceeds” means, as applicable, with respect to any Asset Disposition or Insurance and Condemnation Event, the gross proceeds received by any Transaction Party or any of its Subsidiaries therefrom in the form of cash and Cash Equivalents (including such proceeds in the form of any deferred payment pursuant to, or by monetization of, a note receivable or otherwise, as and when received) less the sum of (i) in the case of an Asset Disposition, all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction (provided that if such estimated taxes exceed the amount of actual taxes required to be paid in cash in respect of such Asset Disposition, the amount of such excess shall constitute Net Cash Proceeds), (ii) all reasonable and customary out-of-pocket fees, costs, commissions and expenses incurred in connection with such transaction or event and (iii) the principal amount of, premium, if any, and interest on any Indebtedness (other than the Secured Obligations) secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event.

“Non-Guarantor Subsidiary” means any Subsidiary of the Company that is not a Subsidiary Guarantor.

“Notes” is defined in Section 1.

“Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of, interest on (including interest accruing after the filing of any bankruptcy or similar petition) and any Excess Leverage Fee and Make-Whole Amount on the Notes and (b) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Transaction Parties and each of their respective Subsidiaries to the holders of Notes or the Collateral Agent, in each case under any Transaction Document, with respect to any Note of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Transaction Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means Office of Foreign Assets Control, United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the Company substantially in the form attached as Schedule 7.2(a).

“Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

“Pari Passu Lien Indebtedness” means any Indebtedness that is incurred under clauses (i) or (j) or Section 10.1 and any refinancings, renewals, refundings or extensions thereof which are permitted by the terms of this Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Acquisition” means any acquisition by the Company or any Subsidiary in the form of the acquisition of all or substantially all of the assets, business or a line of business,

or at least a majority of the outstanding Equity Interests which have the ordinary voting power for the election of directors of the board of directors (or equivalent governing body) (whether through purchase, merger or otherwise), of any other Person (each, an “Acquisition”) if each such acquisition meets all of the following requirements:

(a)

such Acquisition has been approved by the board of directors (or equivalent governing body) of the Person to be acquired;

(b)

the Person or business to be acquired shall be in a line of business permitted pursuant to Section 10.11;

(c)

if such transaction is a merger or consolidation involving the Company or a Subsidiary Guarantor, the Company or a Subsidiary Guarantor (or, in the case of a transaction not involving the Company, a Person that will become a Subsidiary Guarantor upon such merger or consolidation) shall be the surviving Person and no Change of Control shall have been effected thereby;

(d)

(i) the Company is in compliance on a Pro Forma Basis (as of the date of the Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Section 10.15 and (ii) the Consolidated Total Net Leverage Ratio calculated on a Pro Forma Basis (as of the proposed closing date of the Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith (but without deduction for cash proceeds of any such Indebtedness)) shall be no greater than 3.25 to 1.00;

(e)

the holders of Notes shall have received, for any such Acquisition with total consideration in excess of $50,000,000, (1) audited financial statements (or, if unavailable, management-prepared financial or pro forma financial statements) of the target for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date and (2) an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such Acquisition for which financial statements are available demonstrating compliance with clause (d) above;

(f)

no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such Acquisition and any Indebtedness incurred in connection therewith; and

(g)

both before and after giving effect to the Acquisition on a Pro Forma Basis, Minimum Liquidity shall be at least $75,000,000.

“Permitted Investors” means, Willis J. Johnson, A. Jayson Adair and their Affiliates, and their respective estate, spouse, siblings, heirs and lineal descendants, and spouses of any such persons, the legal representatives of the foregoing, and the trustee of any bona fide trust of which one or more of the foregoing are the principal beneficiaries or grantors.

“Permitted Liens” means the Liens permitted pursuant to Section 10.2.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and (i) all income statement items (whether positive or negative) attributable to the Property or Person disposed of in a Specified Disposition shall be excluded and all income statement items (whether positive or negative) attributable to the Property or Person acquired in a Permitted Acquisition shall be included (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Required Holders and based upon reasonable assumptions and calculations which are expected to have a continuous impact) and (ii) with respect to any Indebtedness incurred or assumed in connection with such Specified Transaction, if such Indebtedness has a floating or formula rate, it shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Ratable Portion” for any Note shall mean, with respect to any Excess Proceeds, an amount equal to the product of (a) such Excess Proceeds multiplied by (b) a fraction, the numerator of which is the aggregate outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of all Pari Passu Lien Indebtedness at such time requiring a prepayment (or an offer to repay) from a specified Asset Disposition.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time on or after the Closing, the holders of at least 66 2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” has the meaning assigned thereto in Section 10.6.

“S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial and any successor thereto.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Obligations” means, collectively, (a) the Obligations and (b) all other Senior Indebtedness (as defined in the Intercreditor Agreement).

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security Agreement” means the security agreement of even date herewith executed by the Company and the Guarantors in favor of the Collateral Agent, for the ratable benefit and the Secured Parties, which shall be in form and substance acceptable to the Required Holders.

“Security Documents” means the collective reference to the Security Agreement and each other agreement or writing pursuant to which any Transaction Party pledges or grants a security interest in any Property or assets securing the Secured Obligations.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, vice president of finance, treasurer or comptroller of the Company.

“Significant Holder” shall mean (i) each Purchaser, so long as such Purchaser or one of its Affiliates shall hold any Note and (ii) any other Person which, together with its Affiliates, is the holder of at least 10% of the then aggregate outstanding principal amount of the Notes.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Source” is defined in Section 6.2.

“Specified Disposition” means any disposition of all or substantially all of the assets or Equity Interests of any Subsidiary of the Company or any division, business unit, product line or line of business of the Company or any Subsidiary of the Company.

“Specified Transactions” means (a) any Specified Disposition, (b) any Permitted Acquisition and (c) the Transactions.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the Company or any of its Subsidiaries that by its terms is expressly subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to the Required Holders.

“Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency).  Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Company.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.2.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding.

“Threshold Amount” means $35,000,000.

“Transaction Costs” means all transaction fees, charges, costs, expenses and other amounts related to the Transactions (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), in each case to the extent paid within six months of the closing of this Agreement.

“Transaction Documents” means this Agreement, the Notes, the Intercreditor Agreement, the Subsidiary Guaranty, the Security Documents, the Disclosure Letter and the other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Companies or any Subsidiary or Affiliate in connection with this Agreement.

“Transaction Parties” means, collectively, the Company and the Subsidiary Guarantors.

“Transactions” means, collectively, (a) the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement, (b) the execution and delivery of the Credit Agreement, (c) the issuance and sale of the Notes and (d) the payment of the fees, charges, costs, expenses and other amounts in connection with the foregoing.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Weighted Average Life to Maturity” means , when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned Subsidiary” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Company and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Company and/or one or more of its Wholly-Owned Subsidiaries).

“Working Capital” means, for the Company and its Subsidiaries on a Consolidated basis and calculated in accordance with GAAP, as of any date of determination, the excess of (a) current assets (other than cash and cash equivalents and prepaid income taxes and the current portion of deferred income taxes) over (b) current liabilities, excluding, without duplication, (i) the current portion of any long-term Indebtedness, (ii) outstanding Revolving Credit Loans and Swingline Loans (each, under and as defined in the Credit Agreement), (iii) the current portion of current income taxes and (iv) the current portion of accrued Consolidated Interest Expense.

[FORM OF SERIES A NOTE]

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

COPART, INC.

4.07% SENIOR NOTE, SERIES A, DUE DECEMBER 3, 2024

No. [_____]	[Date]
$[_______]	PPN 217204 A*7

FOR VALUE RECEIVED, the undersigned, Copart, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 3, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.07% per annum from the date hereof, payable quarterly, on the third day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Excess Leverage Fee, at a rate per annum from time to time equal to the greater of (i) the sum of (1) 6.07% per annum and (2) to the extent the Excess Leverage Fee is then applicable, the Excess Leverage Fee or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Excess Leverage Fee with respect to this Note are to be made in lawful money of the United States of America at the main office of Wells Fargo Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2014 (as from time to time amended, restated, modified or otherwise supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the

SCHEDULE 1(a)
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty and secured by, and entitled to the benefits of, the Security Documents.  Reference is made to the Subsidiary Guaranty and the Security Documents for a statement concerning the terms and conditions governing the guaranty and collateral security for the obligations of the Companies hereunder.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

COPART, INC.

By
[Title]

1(a)-2

[FORM OF SERIES B NOTE]

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

COPART, INC.

4.19% SENIOR NOTE, SERIES B, DUE DECEMBER 3, 2026

No. [_____]	[Date]
$[_______]	PPN 217204 A@5

FOR VALUE RECEIVED, the undersigned, Copart, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 3, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.19% per annum from the date hereof, payable quarterly, on the third day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Excess Leverage Fee, at a rate per annum from time to time equal to the greater of (i) the sum of (1) 6.19% per annum and (2) to the extent the Excess Leverage Fee is then applicable, the Excess Leverage Fee or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Excess Leverage Fee with respect to this Note are to be made in lawful money of the United States of America at the main office of Wells Fargo Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2014 (as from time to time amended, restated, modified or otherwise supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the

SCHEDULE 1(b)
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty and secured by, and entitled to the benefits of, the Security Documents.  Reference is made to the Subsidiary Guaranty and the Security Documents for a statement concerning the terms and conditions governing the guaranty and collateral security for the obligations of the Companies hereunder.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

COPART, INC.

By
[Title]

1(b)-2

[FORM OF SERIES C NOTE]

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

COPART, INC.

4.25% SENIOR NOTE, SERIES C, DUE DECEMBER 3, 2027

No. [_____]	[Date]
$[_______]	PPN 217204 A#3

FOR VALUE RECEIVED, the undersigned, Copart, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 3, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.25% per annum from the date hereof, payable quarterly, on the third day of March, June September and December in each year, commencing with the March, June September or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Excess Leverage Fee, at a rate per annum from time to time equal to the greater of (i) the sum of (1) 6.25% per annum and (2) to the extent the Excess Leverage Fee is then applicable, the Excess Leverage Fee or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Excess Leverage Fee with respect to this Note are to be made in lawful money of the United States of America at the main office of Wells Fargo Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2014 (as from time to time amended, restated, modified or otherwise supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the

SCHEDULE 1(c)
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty and secured by, and entitled to the benefits of, the Security Documents.  Reference is made to the Subsidiary Guaranty and the Security Documents for a statement concerning the terms and conditions governing the guaranty and collateral security for the obligations of the Companies hereunder.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

COPART, INC.

By
[Title]

1(c)-2

[FORM OF SERIES D NOTE]

THE OFFER AND SALE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

COPART, INC.

4.35% SENIOR NOTE, SERIES D, DUE DECEMBER 3, 2029

No. [_____]	[Date]
$[_______]	PPN 217204 B*6

FOR VALUE RECEIVED, the undersigned, Copart, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 3, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.35% per annum from the date hereof, payable quarterly, on the third day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Excess Leverage Fee, at a rate per annum from time to time equal to the greater of (i) the sum of (1) 6.35% per annum and (2) to the extent the Excess Leverage Fee is then applicable, the Excess Leverage Fee or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount or Excess Leverage Fee with respect to this Note are to be made in lawful money of the United States of America at the main office of Wells Fargo Bank, National Association, in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2014 (as from time to time amended, restated, modified or otherwise supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the

SCHEDULE 1(d)
(to Note Purchase Agreement)

confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

This Note is guaranteed by certain Subsidiaries of the Company pursuant to the Subsidiary Guaranty and secured by, and entitled to the benefits of, the Security Documents.  Reference is made to the Subsidiary Guaranty and the Security Documents for a statement concerning the terms and conditions governing the guaranty and collateral security for the obligations of the Companies hereunder.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

COPART, INC.

By
[Title]

1(d)-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE COMPANY

Matters To Be Covered in
Opinion of Special Counsel to the Company

1.

Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute, deliver and perform the Transaction Documents.

2.

Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

3.

Due authorization and execution of the Transaction Documents and such Transaction Documents being legal, valid, binding and enforceable.

4.

No conflicts with charter documents, laws or other agreements.

5.

All consents required to issue and sell the Notes and to execute, deliver and perform the Transaction Documents having been obtained.

6.

The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

7.

No violation of Regulations T, U or X of the Federal Reserve Board.

8.

Company not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

9.

Security Documents create a valid and enforceable security interest securing the Notes.

10.

All actions required to perfect the security interest created by the Security Documents in favor of the Collateral Agent, for the benefit of the holders of Notes, have been taken.

SCHEDULE 4.8(a)
(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL CONNECTICUT COUNSEL
TO THE COMPANY

Matters To Be Covered in
Opinion of Special Connecticut Counsel to the Company

1.

Each Subsidiary organized under the laws of the state of Connecticut (a “CT Entity”) being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to execute, deliver and perform the Transaction Documents.

2.

Due authorization and execution of the Transaction Documents by each CT Entity.

3.

No conflicts with charter documents, laws or other agreements.

4.

All state of Connecticut consents required to execute, deliver and perform the Transaction Documents having been obtained.

5.

All actions required to perfect the security interest created by the Security Documents granted by the CT Entities in favor of the Collateral Agent, for the benefit of the holders of Notes, have been taken.

SCHEDULE 4.8(b)
(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.8(c) of the Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1.

The Company is a corporation in good standing under the laws of the State of Delaware.

2.

The Agreement and the Notes being delivered on the date hereof constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

3.

The issuance, sale and delivery of the Notes being delivered on the date hereof under the circumstances contemplated by the Agreement do not, under existing law, require the registration of such Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

The opinion of Schiff Hardin LLP shall also state that the opinions of (a) Wilson Sonsini Goodrich & Rosati, special counsel for the Company, and (b) Shipman, Shaiken & Schwefel, LLC, special Connecticut counsel for the Company, are satisfactory in scope and form to Schiff Hardin LLP and that, in its opinion, the Purchasers are justified in relying thereon.

In rendering the opinion set forth in paragraph 1 above, Schiff Hardin LLP may rely solely upon an examination of the good standing of the Company from the Secretary of State of the State of Delaware.  The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

SCHEDULE 4.8(c)
(to Note Purchase Agreement)

COPART, INC.
14185 Dallas Parkway
Dallas, TX 75254

Information Relating to Purchasers

	NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
	[NAME OF PURCHASER]	$
(1)	All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.
(2)	All notices of payments and written confirmations of such wire transfers:
(3)	E-mail address for Electronic Delivery:
(4)	All other communications: